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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Cephalon, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note: This Amendment No. 1 to the Schedule 14A filed by the Registrant on April 13, 2006 is being filed for the sole purposes of correcting typographical errors in the table on page 4 identifying the members of the Registrant's Board of Directors and the committees on which they serve and amending the mailing date from April 13, 2006 to April 19, 2006. No other changes have been made to the previously filed Schedule 14A.

April 11, 2006

Dear Cephalon Stockholder:

        It is my pleasure to invite you to Cephalon's 2006 Annual Meeting of Stockholders. We will hold the meeting on Wednesday, May 17, 2006 at 9:30 a.m., Philadelphia time, at The Desmond Hotel and Conference Center at One Liberty Boulevard, Malvern, PA 19355.

        During the Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and Proxy Statement that follows, update you on important developments in our business and respond to any questions that you may have about the Company.

        Whether or not you expect to attend the meeting, please vote your shares using any of the following methods: vote by telephone or the Internet, as described in the instructions on the proxy card; sign and return the proxy card in the enclosed envelope; or vote in person at the meeting.

        On behalf of your Board of Directors, thank you for your continued support and interest in Cephalon. I look forward to seeing you at the meeting on May 17.

Very truly yours,
Frank Baldino, Jr., Ph.D. Chairman and Chief Executive Officer

CEPHALON, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 17, 2006

TO THE STOCKHOLDERS OF CEPHALON, INC.:

        The Annual Meeting of Stockholders of Cephalon, Inc. will be held at The Desmond Hotel and Conference Center, One Liberty Boulevard, Malvern, PA 19355, on Wednesday, May 17, 2006, at 9:30 a.m., Philadelphia time. At the meeting, the holders of the Company's outstanding Common Stock will act upon the following matters:

  1.
  To elect seven directors;

  2.
  To approve an amendment to the Certificate of Incorporation increasing the number of shares of Common Stock authorized for issuance;

  3.
  To approve an amendment to the Company's 2004 Equity Compensation Plan to increase the number of shares of Common Stock authorized for issuance;

  4.
  To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accountants for the year ending December 31, 2006; and

  5.
  To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

        All stockholders of record as of the close of business on March 22, 2006 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any postponements or adjournments thereof. A list of stockholders of the Company entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the Annual Meeting and during normal business hours at the Company's corporate offices during the 10-day period immediately prior to the date of the Annual Meeting.

By Order of the Board of Directors,

JOHN E. OSBORN Secretary

Frazer, Pennsylvania
April 11, 2006

EACH STOCKHOLDER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY
CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE
UNITED STATES, OR OTHERWISE VOTE VIA THE INTERNET OR BY TELEPHONE
IN THE MANNER DESCRIBED ON THE PROXY CARD. IF A STOCKHOLDER
DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED,
REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

CEPHALON, INC.
41 Moores Road
Frazer, PA 19355

PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Cephalon, Inc. (the "Company" or "Cephalon"), for use at the 2006 Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Desmond Hotel and Conference Center at One Liberty Boulevard, Malvern, Pennsylvania on Wednesday, May 17, 2006, at 9:30 a.m., Philadelphia time, and any postponements or adjournments thereof. This proxy statement and the accompanying proxy card are being distributed to stockholders on or about April 19, 2006.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

        At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting, including the election of directors, the approval of an amendment to the Company's Certificate of Incorporation and the approval of an amendment to the Company's 2004 Equity Compensation Plan. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to vote at the meeting?

        Only stockholders of record at the close of business on March 22, 2006, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of Cephalon Common Stock?

        Each outstanding share of Cephalon Common Stock will be entitled to one vote on each matter considered at the meeting.

Who can attend the meeting?

        Subject to space availability, all stockholders as of the record date, or their duly appointed proxies, may attend the meeting. If you attend, please note that you may be asked to present valid picture identification, such as a driver's license or passport.

        Please also note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

        The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the Common Stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 60,289,997 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 30,144,999 votes will be required to establish a quorum.

        Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

How do I vote my shares?

        If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I vote by telephone or electronically?

        If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Standard Time, on May 16, 2006.

Can I change my vote after I return my proxy card?

        Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date (or by submitting a new proxy via the Internet or by telephone). If you attend the meeting in person, you may request that the powers of the proxy holders be suspended with respect to your shares, although attendance at the meeting will not by itself revoke a previously granted proxy.

How do I vote my 401(k) shares?

        If you participate in the Cephalon, Inc. 401(k) Profit Sharing Plan (the "401(k) Plan"), you may give voting instructions as to the number of shares of Common Stock equivalent to the interest in Cephalon Common Stock credited to your account as of the record date. You may provide voting instructions to The Vanguard Group by completing and returning the proxy card accompanying this proxy statement. The trustee will vote your shares in accordance with your duly executed instructions received by May 14, 2006. If you do not send instructions, the trustee will vote the number of shares equal to the share equivalents credited to your account in the same proportion that it votes shares for which it did receive timely instructions.

What are the Board's recommendations?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

  •
  FOR election of the nominated slate of directors (see Item 1);

  •
  FOR the approval of an amendment to increase the number of shares of common stock authorized for issuance under the Company's certificate of incorporation (see Item 2);

  •
  FOR the approval of an amendment to the Company's 2004 Equity Compensation Plan to increase the number of shares authorized for issuance (see Item 3); and

  •
  FOR the ratification of appointment of PricewaterhouseCoopers, LLP (PwC) as independent registered public accountants for the year ending December 31, 2006 (see Item 4).

        With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

        Item 1:    The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked "Withhold" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. As a result, the director nominees receiving the highest number of votes will be elected to the Board.

        Items 2, 3 and 4:    The affirmative vote of the majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on these matters is required to approve each matter. A properly executed proxy marked "Abstain" with respect to a matter will have the effect of a vote against such matter. Broker non-votes are not considered shares entitled to vote and therefore will not be taken into account in determining the outcome of the vote.

Your vote is important. Please complete, sign and return the accompanying proxy card, or submit your proxy via the Internet or by telephone, whether or not you plan to attend the meeting. If you plan to attend the meeting to vote in person and your shares are registered with the Company's transfer agent in the name of a broker or bank, you must secure a proxy card from the broker or bank assigning voting rights to you for your shares.

GOVERNANCE OF THE COMPANY

Who are the current members of the Board?

        The members of the Board of Directors on the date of this proxy statement, and the committees of the Board on which they serve, are identified below:

Director	Stock Option and Compensation Committee	Audit Committee	Corporate Governance and Nominating Committee
Frank Baldino, Jr., Ph.D.
William P. Egan		*	*
Martyn D. Greenacre			**
Vaughn M. Kailian(1)	*		*
Charles A. Sanders, M.D.(2)	**
Gail R. Wilensky, Ph.D.		*
Dennis L. Winger		**
Horst Witzel, Dr.-Ing.(3)	*

*
Member

**
Chair

(1)
Mr. Kailian was elected to the Board of Directors on May 18, 2005.

(2)
Dr. Sanders also served on the Corporate Governance and Nominating Committee from January 1, 2005 until Mr. Kailian's appointment to that committee on May 18, 2005.

(3)
On January 31, 2006, the Company announced that Dr. Witzel would retire from the Board of Directors, effective as of May 17, 2006.

How often did the Board meet during fiscal 2005?

        The Board of Directors of the Company met eight times during the fiscal year ended December 31, 2005. The Audit, Stock Option and Compensation and Corporate Governance and Nominating Committees met 11, 5 and 4 times, respectively, during this same period. Each director attended all of the meetings of the Board of Directors and the respective committee or committees on which he or she served during such period, except for Mssrs. Egan and Greenacre who were each unable to attend one Board meeting, Dr. Sanders who was unable to attend one Board meeting and one committee meeting, and Dr. Wilensky who was unable to attend one committee meeting. Under the Company's Corporate Governance Guidelines, each director is expected to regularly attend meetings of the Board and the Committees on which such director sits, with the understanding that on occasion a director may be unable to attend a meeting.

        Under a policy adopted by the Corporate Governance and Nominating Committee in 2005, all directors are expected to make every reasonable effort to attend the Annual Meeting of Stockholders. All of the directors of the Company attended the 2005 Annual Meeting of Stockholders and we expect that all of the nominees for election will be present for the 2006 Annual Meeting on May 17, 2006.

What is the role of the Board's committees?

        The bylaws of the Company provide that the Board may designate committees by resolution, each of which shall consist of one or more directors. The Board presently has standing Audit, Stock Option and Compensation, and Corporate Governance and Nominating Committees.

        Audit Committee.    The functions of the Audit Committee are described in detail below under the heading "Report of the Audit Committee." The charter of the Audit Committee is attached as Annex A hereto and is available on the Investor section of the Company's website (www.cephalon.com/investor/index.html). The Audit Committee met eleven times during fiscal 2005.

        Mr. Winger has chaired the Audit Committee since June 2003. Mr. Winger is qualified as an audit committee financial expert within the meaning of Securities and Exchange Commission ("SEC") regulations. In addition, the Board has determined, in accordance with the listing standards of the NASDAQ National Market, that Mr. Winger meets the standards of financial sophistication set forth therein and that each other member of the audit committee is able to read and understand fundamental financial statements.

        All of the members of the Audit Committee are independent within the meaning of SEC regulations, Rule 4200(a)(15) of the listing standards of the NASDAQ National Market and the Company's Corporate Governance Guidelines.

        Corporate Governance and Nominating Committee.    The Corporate Governance and Nominating Committee (the "Nominating Committee") is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company's Corporate Governance Guidelines. In addition, the Nominating Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Nominating Committee also prepares and supervises the Board's annual review of director independence and the Board's performance evaluation. The charter of the Corporate Governance and Nominating Committee is available on the Investor section of the Company's website (www.cephalon.com/investor/index.html). The Nominating Committee met four times during fiscal 2005. All of the members of the Nominating Committee are independent within the meaning of SEC regulations, the listing standards of the NASDAQ National Market and the Company's Corporate Governance Guidelines.

        Stock Option and Compensation Committee.    The Stock Option and Compensation Committee (the "Compensation Committee") annually reviews the performance and total compensation package for the Company's executive officers, including the Chief Executive Officer; considers the modification of existing compensation and employee benefit programs, and the adoption of new plans; administers the terms and provisions of the Company's equity compensation plans; and reviews the compensation and benefits of non-employee directors. The charter of the Compensation Committee is available on the Investor section of the Company's website (www.cephalon.com/investor/index.html). The Compensation Committee met five times during 2005. All of the members of the Compensation Committee are independent within the meaning of SEC regulations, the listing standards of the NASDAQ National Market and the Company's Corporate Governance Guidelines.

Who is the Board's Presiding Director?

        In 2003, the Board created a new position of Presiding Director, whose primary responsibility is to preside over the executive sessions of the Board in which the Chairman of the Board (if not a member of management), management directors and other members of management do not participate. In 2005, the Board met five times in executive session. The Presiding Director also reviews and approves meeting schedules, Board agendas and related information prior to distribution to the Board, and performs such other duties that the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities. The independent directors of the Board have designated Mr. Egan to serve as Presiding Director in this capacity until Cephalon's 2006 Annual Meeting of Stockholders.

How does the Board select nominees for the Board?

        The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Nominating Committee also retains third-party executive search firms to identify candidates from time to time. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company's Corporate Secretary or any member of the Nominating Committee in writing together with the information set forth in Section 2.10 of the Company's bylaws. The Nominating Committee also will consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Company's bylaws relating to stockholder nominations as described in "Additional Information—Advance Notice Procedures," below.

        Once the Nominating Committee has identified a prospective nominee, the Nominating Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Nominating Committee with the recommendation of the prospective candidate, as well as the Nominating Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Nominating Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request that a third-party search firm gather additional information about the prospective nominee's background and experience and to report its findings to the Nominating Committee. The Nominating Committee then evaluates the prospective nominee against the standards and qualifications set out in the Company's Corporate Governance Guidelines, including:

  •
  the ability of the prospective nominee to represent the best interests of all of the stockholders of the Company;

  •
  the prospective nominee's standards of integrity, ethics, commitment and independence of thought and judgment;

  •
  the prospective nominee's record of professional accomplishment in his/her chosen field;

  •
  the prospective nominee's independence from a material personal, financial or professional interest in any present or potential competitor of the Company;

  •
  the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties on the Board and its Committees, including the prospective nominee's service on other public company Boards; and

  •
  the extent to which the prospective nominee contributes to the range of talent, skill and expertise currently present on the Board.

        The Nominating Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Nominating Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating Committee.

How does the Board determine which directors are considered independent?

        Pursuant to the Company's Corporate Governance Guidelines, the Nominating Committee is charged with undertaking an annual review of director independence. Under the Guidelines, at least a majority of the directors must satisfy the "independence" requirements of the Securities Exchange Act of 1934 and the NASDAQ National Market, and all members of the Audit Committee must meet the specific independence requirements for audit committee members under the Sarbanes-Oxley Act of 2002 and the NASDAQ National Market regulations.

        In December 2005, the Nominating Committee undertook its review of director independence. During this review, the Nominating Committee considered whether any transactions and relationships existed between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The Nominating Committee also examined whether any transactions or relationships were present between directors and members of the Company's senior management. The purpose of this review was to determine whether such relationships exist and, if so, whether any such relationships or transactions were inconsistent with a determination that the director is independent.

        As a result of this review, the Board affirmatively determined that all of the directors nominated for election at the Annual Meeting are independent, with the exception of Dr. Baldino. Dr. Baldino is considered an inside director because of his employment as an executive officer of the Company.

How are directors compensated?

        The Company compensates its non-employee directors through a mix of base cash compensation and stock option grants, summarized as follows:

Cash Compensation:
• Board Service Annual Retainer	$30,000
• Per Meeting Fees
o Attendance in person	$3,000/mtg.
o Attendance by telephone	$2,000/mtg.
• Committee Service Fees
o Committee Chair Annual Retainer	$12,000
o Committee Member Annual Retainer	$10,000
• Presiding Director Annual Retainer	$20,000
Options:
• Initial Grant (upon first election or appointment to Board)	15,000 shares
• Annual Grant (dated as of the date of the Annual Meeting)	10,000 shares

        Under the Company's 2004 Equity Compensation Plan (the "2004 Plan"), all options granted to non-employee directors prior to May 5, 2002 generally vest over a four-year period with an exercise price equal to the closing market price of the Company's Common Stock on the date of the grant. Except as described below, annual grants made to non-employee directors on or after May 5, 2002, will be fully exercisable on the date of grant. The Board of Directors may also grant options to non-employee directors in addition to the automatic grants described above.

        In May 2005, Messrs. Egan, Greenacre and Winger, and Drs. Sanders, Witzel and Wilensky each received an annual grant of stock options to purchase 10,000 shares of Common Stock at an exercise price of $44.09 per share, which were immediately exercisable. Mr. Kailian became a member of the Board in May 2005 and received an initial grant of stock options to purchase 15,000 shares of Common Stock at an exercise price of $44.09 per share, which will vest over a four-year period.

        Dr. Baldino receives no additional remuneration for his service as a director. The Company also reimburses directors for travel expenses incurred in connection with attending Board, committee and stockholder meetings and for other Company business-related expenses. The Company does not provide retirement benefits to non-employee directors under any current program.

How do stockholders communicate with the Board?

        Stockholders may communicate with the Company's Board by sending their communications to Cephalon, Inc. Board of Directors, c/o Corporate Secretary, 41 Moores Road, Frazer, PA 19355. The Nominating Committee of the Board has approved a process for handling letters received by the Company and addressed to independent members of the Board. Under that process, the Corporate Secretary reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or its committees, or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company's internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Does the Company have a "Code of Ethics"?

        The Company has a Code of Conduct that is applicable to all employees of the Company. The Company also has a Code of Ethics for Financial Officers covering financial and non-financial business practices and procedures and that applies to the Company's Chief Executive Officer, Chief Financial Officer and certain other employees of the Company responsible for accounting and financial reporting. Both of these documents are available on the Investor section of the Company's website (www.cephalon.com/investor/index.html). The Company intends to post amendments to or waivers from its Code of Conduct (to the extent applicable to the Company's chief executive officer, principal financial officer or principal accounting officer) at this location on its website.

Does the Company have a mandatory retirement age for directors?

        No. The Nominating Committee conducts a rigorous evaluation of the Board, its committees and the individual directors annually that it believes provides a sound basis for determining if each director continues to be an active and positive contributor to the Board. Directors who do not actively and positively contribute to the Board, regardless of age, will not be nominated for re-election at the Annual Meeting.

Does the Company have a Pre-Approval Policy regarding independent auditor services?

        Under Sarbanes-Oxley, the Audit Committee is responsible for the appointment, compensation and oversight of the work of the Company's independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence from the Company. To implement these provisions of Sarbanes-Oxley, the SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board has ratified, the Audit and Non-Audit Pre-Approval Policy that sets forth the procedures and conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

        Under the policy, the Audit Committee considers whether services performed by the independent auditor are consistent with the SEC's rules on auditor independence. The Audit Committee also considers whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company's ability to manage or control risk or improve audit quality. All such factors are considered as a whole, and no one factor is necessarily determinative.

        The Pre-Approval Policy provides for the annual pre-approval of specifically described categories of services (Audit, Audit-Related, Tax and All Other) to be performed by the independent auditor and an expected range of fees associated with each such category. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifies a different period. If a proposed service has not been pre-approved as part of the annual pre-approval process, the Audit Committee must specifically pre-approve the service and its expected range of fees. The policy also delegates pre-approval authority to the Chair of the Audit Committee. There were no exceptions to the pre-approval policy in 2005.

How much did the Company pay to its independent auditors for non-audit services?

        During 2005, the Company's independent auditors, PwC, performed certain non-audit services for the Company. The Audit Committee has considered whether the provision of these non-audit services is compatible with maintaining PwC's independence. Please see "Item 4—Ratification of Appointment of PricewaterhouseCoopers, LLP as Independent Registered Public Accountants for the Year Ending December 31, 2006" for further detail regarding aggregate fees billed to us by PwC.

Where can I find more information about the corporate governance practices of the Company?

        Cephalon's corporate governance practices and policies are published on the Investor section of the Company's website (www.cephalon.com/investor/index.html).

NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOLLOWING REPORTS OF THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH ON PAGE 24 SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Company's Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board that is designed to comply with rules adopted by the National Association of Securities Dealers, Inc and the SEC. A copy of the written charter is included as Annex A to this Proxy Statement and also available on the investor information section of the Company's website (www.cephalon.com/investor/index.html). The current members of the Audit Committee are Mr. Winger (chair), Mr. Egan and Dr. Wilensky.

        Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes, including the recommendation to the Board of Directors of the selection of the Company's independent accountants.

        The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

        In this context, the Audit Committee has met and held discussions with management and the independent accountants, including meetings with the independent accountants during which management was not present. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

        Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the SEC.

                      Respectfully submitted,
                       Audit Committee:
                      Dennis L. Winger—Chair
                      William P. Egan
                      Gail R. Wilensky, Ph.D.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Report of the Stock Option and Compensation Committee

        The Stock Option and Compensation Committee (the "Committee") annually reviews the performance and total compensation package for all executive officers, considers the modification of existing compensation and employee benefit programs and the adoption of new plans, administers the Company's equity compensation plans and reviews the compensation and benefits of non-employee members of the Board of Directors. In connection with these duties, the Committee retains an independent compensation consulting firm to assist it in its development and evaluation of compensation policies and programs and determinations of compensation awards.

        The Committee is composed of three non-employee directors, each of whom is deemed to be independent under the listing standards of the NASDAQ National Market.

Executive Compensation Philosophy

        The Committee's executive compensation philosophy is based on two complementary beliefs:

  •
  a well-designed compensation program should align the goals of stockholders with the goals of the executive; and

  •
  a significant part of an executive's compensation, over the long term, should be dependent upon the value created for stockholders.

        The Committee believes that by placing greater weight on variable pay incentives and longer-term compensation, rather than base salary compensation, it will more effectively align the interests of executives with the Company's stockholders. Furthermore, this emphasis enables the Company to attract executives who are willing to sacrifice current earnings and the retirement benefits generally offered by larger employers for potential long-term gains in a less stable and riskier environment. The Committee believes that stockholders of Cephalon share a similar risk profile.

        In the shorter-term, the Committee believes that tying current compensation to shorter-term strategic goals is a necessary corollary to the longer-term focus and design of the Company's compensation plan. These shorter-term strategic goals are adopted each year by the Committee as part of the Company's Management Incentive Compensation Program (MICP). The MICP goals include the achievement of product sales and earnings targets, as well as goals for operational components in the areas of clinical, manufacturing and research and development. The Committee expects that the achievement of these goals ultimately will contribute to the long-term success of the enterprise. Moreover, the Committee believes that by making a meaningful portion of the executive's current compensation dependent upon achieving and exceeding corporate objectives, it further aligns the interest of executives with stockholders.

        In considering the appropriate level of compensation for the Company's executives, the Committee recognizes that, in the short-term, the market price of the Company's stock will be affected by many factors, some of which may be transient in nature and beyond the control of the Company's executives. This is especially true in the biotechnology industry, which is characterized by a large number of small companies, long product lead times, highly volatile stock prices and, currently, few commercial products. In such an environment, external events, such as negative financial and clinical reports from other members of the biotechnology industry, can have a marked adverse effect on the stock prices of companies within the industry, including Cephalon.

Executive Compensation Components

        The Committee has established three principal categories of compensation for executives:

  •
  base salary;

  •
  annual incentive bonus; and

  •
  long-term incentives consisting of incentive stock options and non-qualified stock options (collectively, "Stock Options") and stock awards ("Stock Awards").

        In making compensation decisions with respect to each of these categories, the Committee considers the competitive market for executives and compensation levels provided by comparable biotechnology and pharmaceutical companies. To do this, the Company conducts and subscribes to a number of compensation surveys. The surveys used for these purposes were provided by outside consultants and do not specifically attribute the data to participating companies. Primary comparisons were made with companies of similar revenue size, stage of development, number of employees, and levels of performance. Many of the survey participants are included in the Index of NASDAQ Pharmaceutical Stocks used in the Comparative Stock Performance Graph on page 24 of this proxy statement. The Committee also utilizes its independent compensation consultant to review the Company's compensation and equity programs and incentive bonus awards made to executives for 2005.

        Base Salary.    Salaries for experienced executives of biotechnology companies in the Philadelphia metropolitan area are heavily influenced by the salaries paid by the large pharmaceutical companies that maintain executive staffs in the region. The Company routinely competes against these companies in trying to attract qualified candidates and has successfully induced most of its current executives to leave such organizations. The base salaries of Cephalon's executives are set below those levels that would be achieved by executives with similar levels of authority and experience in larger pharmaceutical companies and above the average of those companies of comparable revenue size.

        The Committee reviews executive base salaries at the end of each year, with any adjustments to base salary becoming effective on January 1 of the succeeding year. During this review, the Committee considers, in addition to the information provided by the salary surveys, the individual executive's contribution to the Company's achievements and changes in role and responsibility of the executive during the year. Because the Company is experiencing rapid growth and internal change, particular care is taken to ensure that expanded responsibilities are recognized in the calculation of base salary.

        Annual Incentive Bonus.    The Company's incentive compensation consists of the MICP. Under the program, Company and individual goals are established at the beginning of the year, and include targets for progress in all significant aspects of the Company's business. For Dr. Baldino, the MICP goals consist of a financial component (60%, split equally between sales and earnings targets) and an operational component (40%). For the other executive officers, MICP goals consist of individual performance goals (70%) and financial goals (30%). The target bonus level for Dr. Baldino in 2005 was 100% of his base salary and any awards granted could range from 15% to 300% of his base salary. For the other executive officers, the target bonus levels were set at 50% of base salary and any awards granted could range from 15% to 110% of base salary.

        At the end of the fiscal year, the Committee measures actual performance (company-wide and individual) against the goals set out for Dr. Baldino in the MICP to determine the appropriate adjustment to the target bonus. The Committee's determination is then ratified by the full Board of Directors (excluding Dr. Baldino). For the other executive officers, Dr. Baldino will assess the actual performance of each officer against his respective performance goals and will recommend any award under the MICP. The Committee will then review and approve these awards.

        Long-Term Incentives.    Long-term incentives for officers and directors have been provided by means of periodic grants of Stock Options and Stock Awards under the Company's 2004 Equity Compensation Plan. Officers and directors are not eligible to participate in the 2000 Equity Compensation Plan for Employees and Key Advisors.

          Stock Options:    Stock Options have exercise prices equal to the fair market value of the underlying shares of Common Stock on the date of grant, vest over a four-year period and expire ten years from the date of grant. The Committee considers Stock Options to be a valuable and necessary compensation tool that aligns the long-term financial interests of the Company's executives with the financial interests of its stockholders. Further, the vesting provisions of the Plans serve to retain qualified employees, providing continuing benefits to the Company beyond those achieved in the year of grant. Stock Options are granted at the time of employment, and are granted annually at the discretion of the Committee. The Committee determines the number of Stock Options to be granted by comparison to other publicly traded biotechnology and pharmaceutical companies at similar stages of development. Many of these companies are included in the Index of NASDAQ Pharmaceutical Stocks used in the Comparative Stock Performance Graph.

          Stock Awards:    The Committee considers Stock Awards to be a valuable and necessary component of the Company's long-term incentives, and that such awards should be reserved for the highest levels of performance and accomplishments. The Stock Awards contain vesting provisions that lapse over four years at the rate of 25% per year, on the anniversary date of the award. No dividends will be paid on such shares until they are vested.

Overview of 2005 Achievements

        The Committee believes that the executive team made significant progress in 2005 in both creating shareholder value and positioning the Company to deliver further long-term growth and stockholder value. Specifically, accomplishments in each of the following areas, among others, contributed to achieving these strategic goals:

  •
  Achieved total sales of approximately $1.16 billion, an 18 percent increase over 2004;

  •
  Achieved diluted adjusted income per common share that exceeded initial public guidance;

  •
  Acquired Salmedix, Inc., including the rights to TREANDA, a product candidate in Phase 3 clinical trials for the treatment of indolent (slowly progressing) non-Hodgkin's lymphoma, a type of hematologic cancer;

  •
  Entered into a license and collaboration agreement with Alkermes, Inc. to develop and commercialize VIVITROL in the United States for the treatment of alcohol dependence in combination with a treatment program that includes psychosocial support;

  •
  Acquired rights to TRISENOX, a product approved for marketing in the United States and Europe for the treatment of patients with relapsed or refractory acute promyelocytic leukemia, a life threatening hematologic cancer;

  •
  Entered into a co-promotion agreement with McNeil Consumer & Specialty Pharmaceuticals Division of McNeil-PPC, Inc. with respect to SPARLON, under which McNeil will detail SPARLON in the United States primarily to pediatricians, psychiatrists and pediatric neurologists;

  •
  Acquired Zeneus Holdings Limited to accelerate the Company's entry into the European oncology market and bolster its sales and marketing presence in Europe;

  •
  Filed a New Drug Application (NDA) with the FDA seeking approval to market a fentanyl effervescent buccal tablet for the management of breakthrough pain in patients with cancer who are tolerant to opioid therapy for their underlying persistent pain;

  •
  Filed an NDA with the FDA seeking approval to market NUVIGIL for the same labeled indications as PROVIGIL; and

  •
  Received approvable letters from the FDA for VIVITROL, for the treatment of alcohol dependence in combination with a treatment program that includes psychosocial support, and for SPARLON, for the treatment of ADHD in children and adolescents between the ages of six through 17.

        In December 2005 and early 2006, the Company announced the settlement of four separate patent infringement lawsuits related to modafinil that it had filed against Teva Pharmaceuticals USA, Inc., Mylan Pharmaceuticals Inc., Ranbaxy Pharmaceuticals Inc., and Barr Laboratories, Inc. With the settlements, the Company now expects to market PROVIGIL until at least April 2012.

        In February 2006, the Company also announced a separate settlement with Barr related the patent infringement dispute in the United States with respect to Barr's plans to sell a generic version of ACTIQ.

Chief Executive Officer Compensation

        Base Salary:    In December 2005, the base salary of Dr. Baldino, the Company's Chairman and Chief Executive Officer, was increased to $1,129,000 from $1,065,000, effective January 1, 2006. The Committee, with the assistance and advice of its independent compensation consultant, reviewed the results of a survey of executive salaries at other publicly traded biotechnology and pharmaceutical companies of similar size, focus, and stage of development and established Dr. Baldino's salary within the upper half of the range of the comparison group. The Committee made this adjustment after reviewing the progress made by the Company during 2005, as described previously under "Overview of 2005 Achievements." The Committee noted that, among other things, Cephalon continued to expand its worldwide operations in scope and complexity during the year, and that Dr. Baldino's role had expanded in scope and importance commensurately. The Committee also noted that there was considerable progress in organizational development with the strengthening of the management team through the addition of experienced executives in medical affairs, clinical research and the worldwide sales and marketing organizations. Additionally, significant progress was made towards building a fully- integrated oncology company in 2005.

        Annual Incentive Bonus:    For his performance during 2005, Dr. Baldino was granted an annual cash incentive bonus of $1,214,100 under the MICP. The Committee reviewed achievements against the pre-established objectives, noting that the Company's previously discussed exceptionally strong performance in 2005 was a significant factor in establishing Dr. Baldino's bonus at slightly above his MICP target level.

        Long-Term Incentives:    The Committee also granted to Dr. Baldino Stock Options to purchase 160,000 shares of Common Stock and a Restricted Stock Award of 80,000 shares of Common Stock. In granting Dr. Baldino's award, the Committee considered it important that the Company provide a continuing long-term incentive for the retention of Dr. Baldino's services. The Committee also awarded this grant in recognition of the Company's significant accomplishments in 2005. The Committee believes that the achievement of both short and long-term objectives over the next few years will place considerable demands on Dr. Baldino and the rest of the executive team, and that the retention and motivation of these individuals is crucial to building long-term value for stockholders.

        In February 2006, the Committee also granted Dr. Baldino a Restricted Stock Award of 5,000 shares of Common Stock in recognition of his critical role in settling the patent infringement lawsuits related to PROVIGIL and ACTIQ in late 2005 and early 2006. Because the final settlement occurred in 2006, the Committee considers this grant to be part of Dr. Baldino's 2006 long-term incentives and, as such, the award will be included in the compensation tables in the 2007 proxy statement.

Compensation of Other Executive Officers

        Base Salaries:    The Committee believes that the accomplishments described above under the caption "Overview of 2005 Achievements" and the achievement of individual objectives justified increases to executive base salaries for 2006. Executive base salary increases effective on January 1, 2006 ranged from 4% to 19% of base salary.

        Annual Incentive Bonus:    In light of the Company's performance in 2005 and the individual performance of the executive officers, the Committee approved annual incentive bonus awards ranging from 50% to 110% of base salary.

        Long-Term Incentives:    The Committee granted each of the Company's Executive Officers Stock Options to purchase 50,000 shares and Restricted Stock Awards of 15,000 shares of Common Stock.

Other

        401(k) Plan:    In 2005, the Committee continued the Company's historical practice of making Company-matching contributions for all eligible employees under the 401(k) Plan, including the executive team. The Company-matching contribution consisted of $1.00 in cash for each $1.00 of employee contributions under the 401(k) Plan. Matching contributions are made only on employee contributions of up to 6% of the employee's compensation and are subject to further limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"). Because Cephalon does not sponsor a defined benefit pension plan, the 401(k) Plan matching contribution allows Cephalon to remain competitive with other companies in its industry that provide retirement savings vehicles for their executives and employees. Cephalon employees are immediately and fully vested in all matching contributions under the 401(k) Plan.

        Deferred Compensation Plan:    Under the Company's existing deferred compensation plan for executives, individuals holding the title of Vice President or higher may defer receipt to a future year of all, or a portion, of any annual bonus. On an annual basis, the Committee determines the rate of interest to be paid on the deferred amounts. In 2005, the rate of interest was 10%, and will continue at that rate in 2006. Only two of the Company's Executive Officers participate in the deferred compensation plan; total assets in the plan with respect to these individuals are approximately $2 million.

        Split-Dollar Life Arrangements:    In 2001, the Company determined to provide split-dollar life insurance arrangements to the Company's Chairman and Chief Executive Officer and its Senior Vice Presidents. These arrangements provided for a $15,000,000 death benefit for the Chairman and Chief Executive Officer and a $2,000,000 death benefit for each of the Senior Vice Presidents. Under the terms of the arrangements, the Company paid a portion of the policy premiums on the split-dollar life insurance policy, and retained a collateral interest in the policy. However, since the passage of Sarbanes-Oxley Act in July 2002, the Company has not made any additional payments under the split-dollar arrangements. As a result of the uncertainty under the Sarbanes-Oxley Act regarding whether premium contributions to split-dollar agreements are permissible, the Company determined to terminate all of its split-dollar agreements, effective February 2004.

        Section 162(m) Limitations:    Section 162(m) of the Code limits the deduction that may be claimed by a "public company" for compensation paid to certain individuals to $1,000,000, except to the extent that any excess compensation qualifies as "performance-based compensation." In accordance with current regulations, the amounts received upon the exercise of Stock Options granted under the 2004 Plan will qualify as "performance-based compensation," but the value of the shares received when Stock Awards become transferable and not subject to a substantial risk of forfeiture will not qualify as "performance-based compensation." Payments under the Company's annual incentive plans described above also are generally subject to the Section 162(m) limits on deductibility and will not qualify as "performance-based compensation," within the meaning of the applicable regulations.

                      Respectfully submitted,
                       Stock Option and Compensation Committee:
                      Charles A. Sanders, M.D.—Chair
                      Vaughn M. Kailian
                      Horst Witzel, Dr.—Ing.

Executive Compensation Tables

        The following table summarizes the compensation for the periods ended December 31, 2005, 2004 and 2003 of the Company's Chairman and Chief Executive Officer and the other four most highly compensated executive officers during the last completed fiscal year (collectively, the "Named Executive Officers").

Summary Compensation Table

		Annual Compensation						Long-Term Compensation Awards
Name	Year	Salary($)		Bonus($)(1)		Other Annual Compensation ($)(2)		Restricted Stock Awards($)(3)		Securities Underlying Options Granted(#)	All Other Compensation ($)(4)
Frank Baldino Jr., Ph.D. Chairman and Chief Executive Officer	2005 2004 2003	$ $ $	1,065,000 968,000 880,000	$ $ $	1,214,100 1,452,000 880,000	$ $ $	59,948 53,965 98,471	$ $ $	4,086,400 4,325,400 4,097,000	160,000 130,000 150,000	$ $ $	12,600 12,300 23,867

Paul Blake, FRCP Executive Vice President, Worldwide Clinical Research and Regulatory Affairs	2005 2004 2003	$ $ $	430,000 379,100 351,000	$ $ $	245,100 303,300 210,600	$ $ $	32,450 29,659 18,397	$ $ $	766,200 961,200 964,000	50,000 20,000 25,000	$ $ $	12,600 12,300 14,345

J. Kevin Buchi(5) Executive Vice President and Chief Financial Officer	2005 2004 2003	$ $ $	445,200 424,000 400,000	$ $ $	280,500 169,600 160,000	$ $ $	37,515 38,633 27,014	$ $ $	766,200 865,080 723,000	50,000 20,000 25,000	$ $ $	12,600 12,300 13,402

John E. Osborn (5) Executive Vice President, General Counsel and Secretary	2005 2004 2003	$ $ $	410,000 381,600 360,000	$ $ $	451,000 305,300 144,000	$ $ $	39,832 38,243 35,759	$ $ $	766,200 865,080 723,000	50,000 20,000 25,000	$ $ $	12,600 12,300 13,241

Robert P. Roche, Jr. Executive Vice President, Worldwide Pharmaceutical Operations	2005 2004 2003	$ $ $	441,000 420,000 400,000	$ $ $	233,700 168,000 160,000	$ $ $	43,066 43,161 44,381	$ $ $	766,200 865,080 723,000	50,000 20,000 25,000	$ $ $	12,600 12,300 13,402

(1)
Bonuses for 2005 performance were paid on February 22, 2006 and include amounts paid and deferred.

(2)
The amounts shown as Other Annual Compensation for the Named Executive Officers include:

(a)
Automobile allowances in 2005, as follows: Dr. Baldino $37,346; and $13,200 for each of Dr. Blake and Messrs. Buchi, Osborn and Roche.

(b)
Financial and estate planning advice in 2005, as follows: Dr. Baldino $13,807; Dr. Blake $9,530; Mr. Buchi $15,508; Mr. Osborn $17,185; and Mr. Roche $14,308.

(c)
Supplemental long-term disability insurance in 2005, as follows: Dr. Baldino $5,946; Dr. Blake $9,491; Mr. Buchi $8,807; Mr. Osborn $7,728; and Mr. Roche $15,558.

(d)
Executive health care benefit in 2005: Mr. Osborn $1,719.

(e)
Deferred compensation amounts above the 120% applicable federal rate: Dr. Baldino $2,849.

(3)
Dollar amount shown equals the number of shares subject to each Restricted Stock Award multiplied by the per share closing stock price on the award date. This amount does not take into account any diminution in value attributable to the restrictions applicable to the shares. The restrictions on such shares lapse over four years at the rate of 25% per year, on the anniversary of the award. No dividends will be paid on such shares until the applicable restrictions have lapsed. After the lapse of the applicable restrictions on the shares underlying these awards, any dividends would be paid at the same rate as on other shares of Common Stock. However, the Company has never declared or paid dividends on its Common Stock and does not anticipate paying any dividends in the foreseeable future. Details of the restricted stock grants are as follows:

	Restricted Stock Awards			Unvested Stock Awards (as of Dec. 30, 2005)	Fair Market Value (as of Dec. 30, 2005)
Grant Date:	Dec. 1, 2005	Dec. 16, 2004	Dec. 17, 2003
Closing Stock Price:	$51.08	$48.06	$48.20		$64.74
Dr. Baldino	80,000	90,000	85,000	190,000	$12,300,600
Dr. Blake	15,000	20,000	20,000	40,000	$2,589,600
Mr. Buchi	15,000	18,000	15,000	36,000	$2,330,640
Mr. Osborn	15,000	18,000	15,000	36,000	$2,330,640
Mr. Roche	15,000	18,000	15,000	36,000	$2,330,640
(4)
The amounts shown include Company matching contributions during calendar years 2003, 2004 and 2005 under the Cephalon, Inc. 401(k) Profit Sharing Plan, which covers all of the Company's eligible employees. For 2003, all other compensation also includes compensation income recognized by the executive in connection with the split-dollar life insurance arrangement the Company entered into with each executive in 2001. Since the passage of the Sarbanes-Oxley Act in July 2002, the Company has not made any additional premium contributions to the life insurance policies underlying the split-dollar arrangement because of the uncertainty regarding whether such premium contributions are permissible under the Act. In February 2004, as a result of the continued uncertainty regarding the permissibility of such future premium contributions, the Company terminated the split-dollar life insurance arrangement with each executive. For the period between July 2002 and February 2004, the current life insurance premiums that were due on the underlying life insurance policies were paid from the cash surrender value portion of the policies. See page 16 for a summary of these split-dollar arrangements. The compensation recognized in 2003 under the split-dollar life insurance arrangements for each executive is as follows: Dr. Baldino $11,867; Dr. Blake $2,345; Mr. Buchi $1,402; Mr. Osborn $1,241; and Mr. Roche $1,402.

(5)
Effective February 1, 2006, Mr. Buchi's title became Executive Vice President and Chief Financial Officer, and Mr. Osborn's title became Executive Vice President, General Counsel and Secretary.

        The following table summarizes stock option grants made to the Named Executive Officers during the fiscal year ended December 31, 2005.

Option Grants in Last Fiscal Year

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted(#)(1)	Percent of Total Options Granted to Employees in Fiscal 2005(2)
Name			Exercise Price ($/Share)	Expiration Date
					5%($)	10%($)
Frank Baldino, Jr., Ph.D.	160,000	15.7%	$51.08	Dec. 2, 2015	$5,139,830	$13,025,338
Paul Blake, FRCP	50,000	4.9%	$51.08	Dec. 2, 2015	$1,606,197	$4,070,418
J. Kevin Buchi	50,000	4.9%	$51.08	Dec. 2, 2015	$1,606,197	$4,070,418
John E. Osborn	50,000	4.9%	$51.08	Dec. 2, 2015	$1,606,197	$4,070,418
Robert P. Roche, Jr.	50,000	4.9%	$51.08	Dec. 2, 2015	$1,606,197	$4,070,418

(1)
Consists of options granted on December 1, 2005 at an exercise price equal to the fair market value of the Common Stock on that date. These options have a 10-year term, commencing December 2005, and are exercisable in cumulative 25% annual installments beginning in December 2006, with full vesting occurring by December 2009. The options are subject to acceleration in the case of a change in control or a corporate transaction, each as defined under the 2004 Plan.

(2)
Based on a total number of options granted to employees in 2005 to purchase 1,022,100 shares of Common Stock.

(3)
Potential Realizable Values assume that the price of the Common Stock is equal to the exercise price shown for each particular option on the date of grant and appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the 10-year term of the option. These amounts are reported net of the option exercise price, but before any taxes associated with exercise or subsequent sale of the underlying stock. The actual value, if any, an option holder may realize will depend on the extent, if any, to which the stock price exceeds the exercise price on the date the option is exercised and also will depend on the option holder's continued employment by the Company throughout the vesting period. The actual value to be realized by the option holder may be greater or less than the values estimated in this table.

        The following table summarizes option exercises during the fiscal year ended December 31, 2005 and the value of exercisable and unexercisable options outstanding at December 31, 2005 for the Named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year and
Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2005(#)		Value of Unexercised In-the- Money Options at December 31, 2005($)(2)
	Shares Acquired on Exercise (#)
Name		Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Frank Baldino, Jr., Ph.D.	—	—	853,500	407,500	$17,984,265	$6,070,150
Paul Blake, FRCP	—	—	131,000	90,000	$837,025	$1,309,575
J. Kevin Buchi	8,400	130,260	165,323	91,250	$2,578,657	$1,326,538
John E. Osborn	—	—	134,125	91,375	$1,263,451	$1,328,234
Robert P. Roche, Jr.	—	—	152,900	90,000	$2,187,945	$1,309,575

(1)
Represents the difference between the market value of underlying securities at exercise date and the exercise price of the options.

(2)
For "in-the-money" options, these amounts are the market value of underlying shares of Common Stock based on the closing price on the NASDAQ National Market on December 30, 2005 ($64.74), minus the exercise price of the option. These amounts are reported before any taxes associated with exercise or subsequent sale of the underlying stock.

Employment Agreements

        On July 25, 2002, the Company entered into an Executive Severance Agreement with Dr. Frank Baldino, Jr., its Chairman and Chief Executive Officer. The agreement provides for compensation and benefits in the event that Dr. Baldino's employment with the Company is terminated prior to a change in control of the Company, on account of a change in control of the Company or on account of a disability, as defined in the agreement. If termination results prior to a change in control of the Company, Dr. Baldino will receive a lump sum payment equal to the sum of (i) three times his annual base salary at the rate in effect immediately before his termination date, (ii) three times his annual bonus, and (iii) the pro rata portion of his annual bonus, based on the number of months worked in the calendar year in which the termination occurs. In addition, Dr. Baldino, and his spouse and dependents, if applicable, will continue to receive the medical and dental coverage in effect on his termination date for a period of 36 months. Dr. Baldino will have outplacement assistance services provided in an amount not to exceed $15,000. If termination results on account of a change in control of the Company, Dr. Baldino will receive the same payments and benefits as above. However, all of Dr. Baldino's stock options and restricted stock held will become fully vested and/or exercisable and will remain exercisable as set forth in the applicable option agreements with the Company. The agreement provides that Dr. Baldino will be grossed-up for any payments he receives in connection with a change in control of the Company if such payments would cause him to pay the excise tax under Section 4999 of the Code. If termination results on account of a disability, Dr. Baldino will only be entitled to receive disability benefits under any disability program maintained by the Company that covers executives, and Dr. Baldino's employment will not be considered to have terminated under the Executive Severance Agreement.

        On July 25, 2002, the Company also entered into Executive Severance Agreements with the other Named Executive Officers and its other three executive officers. The agreements provide for compensation and benefits in the event that the executive officer's employment with the Company is terminated prior to a change in control of the Company, on account of a change in control of the

Company or on account of a disability, as defined in the agreement. If termination results prior to a change in control of the Company, an executive officer will receive a lump sum payment equal to the sum of one and a half times his annual base salary at the rate in effect immediately before his termination date. In addition, the executive officer, and his spouse and dependents, if applicable, will continue to receive the medical and dental coverage in effect on his termination date for a period of 18 months. The executive officer will have outplacement assistance services provided in an amount not to exceed $15,000. If termination results on account of a change in control of the Company, the executive officer will receive a lump sum payment equal to the sum of (i) three times his annual base salary at the rate in effect immediately before his termination date, (ii) three times his annual bonus, and (iii) the pro rata portion of his annual bonus, based on the number of months worked in the calendar year in which the termination occurs. In addition, the executive officer, and his spouse and dependents, if applicable, will continue to receive the medical and dental coverage in effect on his termination date for a period of 36 months. All stock options and restricted stock held by the executive officer will become fully vested and/or exercisable and will remain exercisable as set forth in the applicable option agreements with the Company. Outplacement services will remain the same. The agreements provide that the executive officers will be grossed-up for any payments they receive in connection with a change in control of the Company if such payments would cause them to pay the excise tax under Section 4999 of the Code. If termination results on account of a disability, the executive officer will only be entitled to receive disability benefits under any disability program maintained by the Company that covers executives, and the executive officer's employment will not be considered to have terminated under the Executive Severance Agreement.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee are Mr. Kailian and Drs. Sanders and Witzel. There are currently no compensation committee interlocks or insider participation on the Compensation Committee.

STOCK OWNERSHIP AND PERFORMANCE

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth the beneficial ownership of the Company's Common Stock as of February 15, 2006 (except as noted) by (i) the Named Executive Officers and the Company's directors; (ii) owners of more than five percent of the outstanding shares of the Company's Common Stock; and (iii) all executive officers and directors as a group. As of February 15, 2006, there were 59,236,385 shares of Common Stock outstanding.

Name	Amount and Nature of Beneficial Ownership(1)(2)	Percentage of Class(3)
Frank Baldino, Jr., Ph.D.	1,058,756	1.77%
Paul Blake	137,398	*
J. Kevin Buchi	215,767	*
John E. Osborn	138,943	*
Robert P. Roche, Jr.	165,400	*
William P. Egan	121,661	*
Martyn D. Greenacre	100,200	*
Vaughn M. Kailian	—	*
Charles A. Sanders, M.D.	56,000	*
Gail R. Wilensky, Ph.D.	41,250	*
Dennis L. Winger	27,500	*
Horst Witzel, Dr.-Ing.	60,000	*
UBS Global Asset Management (Americas) Inc. (4) One North Wacker Chicago, IL 60606	9,658,605	16.6%
FMR Corp. (5) 82 Devonshire Street Boston, MA 02109	8,726,592	14.8%
Wellington Management Company, LLP (6) 75 State Street Boston, MA 02109	7,998,151	13.8%
T. Rowe Price Associates, Inc. (7) 100 E. Pratt Street Baltimore, MD 21202	7,332,991	12.6%
Mazama Capital Management, Inc. (8) One Southwest Columbia Street, Suite 1500 Portland, OR 97258	4,351,226	7.5%
D.E. Shaw Valence Portfolios, LLC (9) 120 W. 45th Street, Tower 45, 39th Floor New York, NY 10036	3,721,372	6.2%
Vanguard Specialized Funds—Vanguard Health Care Fund (10) 100 Vanguard Boulevard Malvern, PA 19355	3,430,800	5.9%
Mellon Financial Corporation (11) One Mellon Center Pittsburgh, PA 15258	3,274,957	5.6%
Highbridge International, LLC (12) The Cayman Corporate Centre, 4th Floor 27 Hospital Road Grand Cayman E9 00000	3,125,077	5.0%
All executive officers and directors as a group (15 persons)	2,604,905	4.25%

*
Less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and means voting or investment power with respect to securities. Except as indicated below, the individuals or groups named in this table have sole voting and investment power with respect to all shares of Common Stock indicated above.

(2)
Includes shares that may be acquired upon the exercise of outstanding options that were exercisable within 60 days of February 15, 2006 as follows: Dr. Baldino 853,500 shares; Dr. Blake 131,000 shares; Mr. Buchi 165,323 shares; Mr. Osborn 134,125 shares; Mr. Roche 152,900 shares; Mr. Egan 100,000 shares; Mr. Greenacre 100,000 shares; Dr. Sanders 55,000 shares; Dr. Wilensky 41,250 shares; Mr. Winger 27,500 shares; Dr. Witzel 60,000 shares; and all executive officers and directors as a group (15 persons) 2,245,973 shares.

(3)
Shares of Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of February 15, 2006 and shares of Common Stock issuable upon the conversion of the Company's Convertible Subordinated Notes are deemed to be outstanding and beneficially owned by the person or group holding such option or notes, as the case may be, for purposes of computing such person's percentage ownership as of February 15, 2006, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group as of February 15, 2006.

(4)
Information is as of December 31, 2005 and is based upon a Schedule 13G filed by UBS AG with the SEC on February 14, 2006. UBS AG has sole voting power over 5,013,188 shares and shared dispositive power over 9,658,605 shares. UBS Americas Inc. has sole voting power over 2,668,321 shares and shared dispositive power over 3,345,021 shares.

(5)
Information is as of December 31, 2005 and is based upon a Schedule 13G filed by FMR Corp. ("FMR") and others with the SEC on February 14, 2006 that states the following:

•
Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR, is the beneficial owner of 6,957,513 shares as a result of acting as investment adviser to various investment companies. The number of shares owned by the investment companies at December 31, 2005 included 88,495 shares resulting from the assumed conversion of $5,000,000 principal amount of Cephalon's Zero Coupon Convertible Subordinated Notes due June 15, 2033 (17.699 shares for each $1,000 principal amount). Edward C. Johnson III, chairman and stockholder of FMR, and FMR each has sole dispositive power of the 8,412,193 shares owned by Fidelity. Voting power over these shares resides with the Fidelity funds' Boards of Trustees.

•
Members of the Johnson family are the predominant owners of Series B shares of common stock of FMR, representing approximately 49% of the voting power of FMR. The Johnson family group and all other Class B shareholders have entered into a shareholder's voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR.

•
Fidelity Management Trust Company, a wholly owned subsidiary of FMR, is the beneficial owner of 314,349 shares. Mr. Johnson and FMR each have sole dispositive power over these 314,349 shares and sole power to vote or to direct the voting of 314,349 shares.

•
Strategic Advisers, Inc., a wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, provides investment advisory services to individuals. As such, FMR's beneficial ownership includes 50 shares of the common stock outstanding of Cephalon, Inc., beneficially owned through Strategic Advisers, Inc.

(6)
Information is as of December 31, 2005 and is based upon a Schedule 13G filed by Wellington Management Company, LLP ("WMC") with the SEC on February 14, 2006. WMC is investment adviser with respect to 7,998,151 shares that are held of record by clients of WMC. WMC has shared voting power with respect to 3,983,572 shares and shared dispositive power with respect to 7,998,151 shares.

(7)
Information is as of December 31, 2005 and is based upon a Schedule 13G filed with the SEC by T. Rowe Price Associates, Inc. ("T. Rowe Price") dated February 14, 2006. These securities are owned by various individual and institutional investors, for which T. Rowe Price serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price is deemed to be a beneficial owner of such securities; however, T. Rowe Price expressly disclaims that it is, in fact, the beneficial owner of such securities. T. Rowe Price has sole voting power to vote 1,406,563 shares and sole dispositive power over 7,332,991 shares.

(8)
Information is as of December 31, 2005 and is based upon a Schedule 13G filed by Mazama Capital Management, Inc. on February 8, 2006. Mazama Capital Management, Inc. has sole voting power over 2,519,379 shares and sole dispositive power over 4,351,226 shares.

(9)
Information is as of March 3, 2006 and is based upon a Schedule 13G filed with the SEC by D.E. Shaw Valence Portfolios, L.L.C. on March 6, 2006. D.E. Shaw Valence Portfolios, L.L.C., in conjunction with D.E. Shaw & Co., L.P. and David E. Shaw, has shared voting power and shared dispositive power over 3,721,372 shares. These shares consist of (i) 140,800 shares in the name of D.E. Shaw Valence Portfolios, L.L.C., (ii) 1,936,200 shares that D.E. Shaw Valence, L.L.C. has the right to acquire through the exercise of listed call options, and (iii) 1,644,372 shares that D.E. Shaw Valence Portfolios, L.L.C. has the right to acquire through the conversion of $95,504,000 of the Company's zero coupon convertible subordinated notes due June 15, 2033. By virtue of Mr. Shaw's position as President and sole shareholder of D.E. Shaw & Co., Inc., which is the general partner of D.E. Shaw & Co., L.P., which in turn is the manageing member and investment adviser of D.E. Shaw Valence Portfolios, L.L.C. and the manageing member of D.E. Shaw Valence, L.L.C., Mr. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the 3,721,372 shares as described above constituting 6.2% of the outstanding shares, and therefore, Mr. Shaw may be deemed to be the beneficial owner of such shares. Mr. Shaw disclaims beneficial ownership of such 3,721,372 shares.

(10)
Information is as of December 31, 2004 and is based upon a Schedule 13G filed with the SEC by Vanguard Specialized Funds—Vanguard Health Care Fund ("Vanguard") dated February 10, 2006. Vanguard, in its capacity as an investment company, may be deemed to beneficially own 3,430,800 shares that are held of record by clients of Vanguard. Vanguard has sole voting power with respect to 3,430,800 shares.

(11)
Information is as of December 31, 2005 and is based upon a Schedule 13G filed by Mellon Financial Corporation ("Mellon") and others with the SEC on February 15, 2006. Mellon is a parent holding company for certain banks and asset management subsidiaries that, it stated, beneficially own such shares in their fiduciary capacities. Mellon has sole voting power over 2,998,337 shares, shared voting power over 40,350 shares, sole dispositive power with respect to 3,116,148 shares, and shared dispositive power over 48,000 shares. The amount beneficially owned includes, where appropriate, securities not outstanding which are subject to options, warrants, rights or conversion privileges that are exercisable within 60 days. The securities reported herein as beneficially owned may exclude securities of the issuer with respect to which voting and/or dispositive power is exercised by subsidiaries of Mellon Financial Corporation or departments or units thereof, independently from the exercise of those powers over the securities reported herein.

(12)
Information is as of January 13, 2006 and is based upon a Schedule 13G filed by Highbridge on January 23, 2006 that states the following:

•
As of the date of this filing, Highbridge International LLC and its subsidiaries noted below (each, a "Reporting Person") may be deemed the beneficial owner of 0% Convertible Subordinated Notes Due June 15, 2033 convertible into 465,545.59 shares of Common Stock and 2% Convertible Senior Subordinated Notes due June 1, 2015 convertible into 2,659,531.86 shares of Common Stock, both issuable to Highbridge International LLC.

•
Highbridge International LLC is a subsidiary of Highbridge Master L.P. Highbridge Capital Corporation and Highbridge Capital L.P. are limited partners of Highbridge Master L.P. Highbridge GP, Ltd. is the General Partner of Highbridge Master L.P. Highbridge GP, LLC is the General Partner of Highbridge Capital L.P. Highbridge Capital Management, LLC is the trading manager of Highbridge Capital Corporation, Highbridge Capital L.P. and Highbridge Master L.P. Glenn Dubin is a Co-Chief Executive Officer of Highbridge Capital Management, LLC. Henry Swieca is a Co-Chief Executive Officer of Highbridge Capital Management, LLC. The foregoing should not be construed in and of itself as an admission by any Reporting Person as to beneficial ownership of shares of Common Stock owned by another Reporting Person. In addition, each of Highbridge Master L.P., Highbridge Capital Corporation, Highbridge Capital L.P., Highbridge GP, Ltd., Highbridge GP, LLC, Highbridge Capital Management, LLC, Glenn Dubin and Henry Swieca disclaims beneficial ownership of shares of Common Stock owned by Highbridge International LLC.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that each director and executive officer of the Company, and any other person who owns more than ten percent of the Company's Common Stock, file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such directors, executive officers and greater-than-ten-percent stockholders are required by regulation to furnish the Company with copies of such reports. To the knowledge of the Company, based solely upon its review of reports furnished to it, as well as written representations from its directors and executive officers to the effect that no other such reports were required to be filed, each covered person met all fiscal 2005 Section 16(a) filing requirements, except for Dr. Baldino, who failed to timely file Form 5 reports in 2000, 2001, 2003, 2004 and 2005 with respect to ten gift transactions.

Comparative Stock Performance Graph

        The graph below compares the cumulative total stockholder return on the Common Stock with the cumulative total stockholder return of (i) the NASDAQ Stock Market (U.S.) Index (the "NASDAQ Index"), and (ii) the Index of NASDAQ Pharmaceutical Stocks (the "Pharmaceutical Index"), assuming an investment of $100 on December 31, 2000 in each of the Common Stock of the Company; the stocks comprising the NASDAQ Index; and the stocks comprising the Pharmaceutical Index.

$150
$125
$100
$75
$50
12/31/00
12/29/01
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12/30/05
Cephalon
NASDAQ Stock Market (U.S.) Index
NASDAQ Pharmaceutical Index

ITEM 1—ELECTION OF DIRECTORS

        Seven directors are to be elected at the 2006 Annual Meeting. The term of each director expires at the next Annual Meeting of Stockholders and each person shall hold office until the election and qualification of his or her respective successor or until his or her earlier death, removal or resignation. The Board consists of such number of directors as is fixed from time to time by resolution adopted by the Board as provided in the Company's bylaws. The Board currently is authorized to have up to eight members.

        The nominees for election as directors of the Company are Drs. Baldino, Sanders and Wilensky and Messrs. Egan, Greenacre, Kailian and Winger. All nominees are presently directors of the Company whose current terms expire at the time of the 2006 Annual Meeting. All nominees have consented to be named, and have agreed to serve if elected. If this should not be the case, however, the proxies may be voted for a substitute nominee to be designated by the Board, or, as an alternative, the Board may reduce the number of directors to be elected at the meeting or leave the position(s) vacant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE FOR EACH OF THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTORS.

Name of Director	Age	Principal Occupations During Past Five Years and Certain Directorships	Year First Became Director
Frank Baldino, Jr., Ph.D.	52
		Dr. Baldino, founder of the Company, has served as Chief Executive Officer and director since the Company's inception. He was appointed Chairman of the Board of Directors in 1999. He currently serves as a director of Acusphere, Inc., a drug delivery company, NicOx S.A., a pharmaceutical company, and Pharmacopeia, Inc., a developer of proprietary technology platforms for pharmaceutical companies. He has resigned as a director of ViroPharma, Inc., a biopharmaceutical company, effective in May 2006. Dr. Baldino also holds several adjunct academic appointments and is a trustee of Temple University.	1987
William P. Egan	61	Mr. Egan is a founder and general partner of Alta Communications, a venture capital firm. He founded Alta's predecessor firm, Burr, Egan, Deleage & Co. in 1979 and has identified and backed several of America's leading growth companies in the communications and information industries.	1988
Martyn D. Greenacre	64
		Since July 2004, Mr. Greenacre has served as Chairman of Beijing Med-Pharm Corporation, a pharmaceutical company. Mr. Greenacre also has served since 2002 as Chairman of Life Mist Technologies, Inc., a fire suppression equipment company. From 1997 to 2001, Mr. Greenacre served as Chief Executive Officer and director of Delsys Pharmaceutical Corporation, a formulation and drug delivery system company. From 1993 to 1997, Mr. Greenacre served as President and Chief Executive Officer and as a director of Zynaxis Inc., a biopharmaceutical company. From 1989 to 1992, Mr. Greenacre was Chairman Europe, SmithKline Beecham Pharmaceutical company. He joined SmithKline & French in 1973, where he held positions of increasing responsibility in its European organization. Mr. Greenacre currently serves as a director of Acusphere, Inc., a drug delivery company, Curis, Inc., a biotechnology company, and Immune Response Corp., a vaccine company.	1992

Vaughn M. Kailian	61
		Mr. Kailian is a General Partner of MPM Capital LP, a leading healthcare venture capital firm. He was Vice Chairperson of the Board of Directors of Millennium Pharmaceuticals, Inc. from February 2002 until December 2004. He served as CEO, President and Director of COR Therapeutics, Inc., a biotechnology company, from 1990 until its acquisition by Millennium in 2002. Prior to this, Mr. Kailian was employed by Marion Merrell Dow, Inc., a pharmaceutical company, and its predecessor companies, in various international and U.S. management, marketing and sales positions from 1967 to 1990, including President and General Manager, Merrell Dow USA and Corporate Vice President of Global Commercial Development, Marion Merrell Dow, Inc. Mr. Kailian currently is the Chairman of the Board of ViaCell, Inc., a biotechnology company, and a director of NicOx, S.A., a pharmaceutical company. He is also a director of BIO Ventures for Global Health, a non-profit organization.	2005
Charles A. Sanders, M.D.	74
		Dr. Sanders is retired from Glaxo, Inc., where he served as Chief Executive Officer from 1989 through 1994 and Chairman of the Board from 1992 through 1995. He also has served on the Board of Directors of Glaxo plc. Previously, Dr. Sanders held a number of positions at Squibb Corporation. Dr. Sanders currently serves as a director of BioPure Corporation, an oxygen therapeutics company, Fisher Scientific International, a provider of equipment, supplies, and services for the clinical laboratory and global scientific research markets, Genentech, Inc., a biopharmaceutical company, Icagen, Inc., a biopharmaceutical company, and Vertex Pharmaceuticals, a biotechnology company.	2001

Gail R. Wilensky, Ph.D.	62
		Dr. Wilensky serves as a Senior Fellow at Project HOPE, an international health education foundation, which she joined in 1993. From 1997 to 2001, Dr. Wilensky chaired the Medicare Payment Advisory Committee, which advises Congress on all issues relating to Medicare. In November 2004, Dr. Wilensky was appointed as the Vice Chair of the Maryland Health Care Commission. Dr. Wilensky also is an elected member of the Institute of Medicine and its Governing Council, and serves as a trustee of the Combined Benefits Fund of the United Mineworkers of America and the National Opinion Research Center of the University of Chicago. Dr. Wilensky currently serves as a director of Gentiva Health Services, a specialty pharmaceutical and home health care company, ManorCare, a provider of health care services, Quest Diagnostics, Inc., a leading provider of diagnostic testing, information and services, SRA International, Inc., a provider of information technology services to the government, and UnitedHealth Group, a health care company.	2002
Dennis L. Winger	58
		Mr. Winger is designated as the Audit Committee Financial Expert. Mr. Winger currently serves as Senior Vice President and Chief Financial Officer of Applera Corp., a life sciences company, where he is responsible for developing financial and business strategies. He is a member of Applera's Executive Committee. From 1989 to 1997, Mr. Winger served as Senior Vice President, Finance and Administration, and Chief Financial Officer of Chiron Corporation. From 1982 to 1989, Mr. Winger was with Cooper Companies, Inc., where he held positions of increasing responsibility, including that of Chief Financial Officer. Prior to this, Mr. Winger was with Continental Can Company holding a number of positions including Head of Finance for its international division and General Manager of its Latin American Operations. Mr. Winger currently serves as a director of A.P. Pharma, a specialty pharmaceutical company, and Cell Genesys, Inc., a pharmaceutical company.	2003

ITEM 2—APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION
INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

        On January 31, 2006, the Board approved, subject to stockholder approval at the Annual Meeting, an amendment to the Certificate of Incorporation of the Company, by amending Article FOURTH thereof, to increase the number of authorized shares of Common Stock by 550,000,000 shares from 200,000,000 shares to 750,000,000 shares ("Item 2"). Each additional share of Common Stock authorized by Item 2 will have the same rights and privileges as each share of Common Stock presently authorized. Stockholders have no preemptive rights to receive or purchase any of the additional shares of Common Stock authorized by the proposed amendment.

        The Board believes that the availability of the additional shares of Common Stock for the purposes stated will be beneficial to the Company by increasing the flexibility of its business and financial planning. While the Company has no present plans to issue the additional authorized shares of Common Stock, the proposed increase in the number of authorized shares of Common Stock will ensure that shares will be available, if needed, for issuance in connection with stock dividends or splits, raising additional capital, making acquisitions, granting additional stock options and for other corporate purposes that the Board determines are advisable.

        The following table sets forth certain information with respect to the Company's Common Stock:

Common Stock	As of March 22, 2006
Shares presently authorized for issuance	200,000,000
Shares issued and outstanding	60,289,997
Shares reserved for issuance under outstanding convertible notes and warrants and pursuant to awards granted under equity compensation plans*	73,532,087
Shares presently available for issuance	66,177,916
Shares that will be available for issuance if Item 2 is adopted	616,177,916

*
Does not include the proposed increase of 1,750,000 shares for the 2004 Plan contemplated by Item 3.

        If Item 2 is approved by the stockholders, the Board will have the authority to issue the additional authorized shares of Common Stock, or any part thereof, without further action by the stockholders except as required by law or applicable requirements of self-regulatory organizations. For example, the NASDAQ National Market, on which the Company's Common Stock is listed, currently requires stockholder approval prior to the listing of additional shares in several instances, including acquisition transactions where the present or potential issuance of shares could result in a 20% or greater increase in the number of shares outstanding.

        This Item 2 could have an anti-takeover effect, although that is not its intention. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company's stockholders to realize a higher price for their shares than is generally available in the public markets. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. In addition to the Company's Common Stock, the Company's Certificate of Incorporation currently empowers the Board to authorize the issuance of one or more series of preferred stock without stockholder approval. No shares of preferred stock of the Company are issued or outstanding. No change to the Company's preferred stock authorization is requested by this Item 2.

        If Item 2 is adopted, it will become effective upon filing of a Certificate of Amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State. However, if the Company's stockholders' approve the proposed amendment to the Company's Certificate of Incorporation, the Board retains discretion under Delaware law not to implement the proposed amendment. If the Board exercised such discretion, the number of authorized shares would remain at its current level.

Vote Required for Approval

        Item 2 requires for its approval the affirmative vote of a majority of the outstanding shares of Common Stock. Any abstentions or broker non-votes will have the effect of votes against this item.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEM 2.

ITEM 3—APPROVAL OF AMENDMENT TO 2004 EQUITY COMPENSATION PLAN, AS AMENDED,
TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE

        On January 31, 2006, the Compensation Committee of the Board of Directors adopted, subject to stockholder approval at this Annual Meeting, an amendment to the 2004 Plan that would increase by 1,750,000 shares the total number of shares of Common Stock authorized for issuance under the 2004 Plan from 9,700,000 shares to 11,450,000 shares. This amendment provides that no more than 600,000 of the additional 1,750,000 shares may be granted as Stock Awards. The Board of Directors has directed that the proposal to increase the number of shares of Common Stock authorized for issuance under the 2004 Plan be submitted to the Company's stockholders for their approval ("Item 3"). If approved by stockholders, the increase in the number of shares authorized for issuance under the 2004 Plan will become effective on May 17, 2006.

        As of March 22, 2006, there are only 165,867 shares available for issuance under the 2004 Plan. The Compensation Committee believes that this number is not sufficient in view of the Company's compensation structure and strategy. The Compensation Committee has concluded that the Company's ability to attract, retain and motivate top quality management and employees is material to the Company's success and would be enhanced by the Company's continued ability to grant equity compensation. In addition, the Compensation Committee believes that the interests of the Company and its stockholders will be advanced if the Company can continue to offer its employees and non-employee directors the opportunity to acquire or increase their proprietary interests in the Company. The Compensation Committee believes that the availability of the additional 1,750,000 shares of Common Stock will ensure that the Company continues to have a sufficient number of shares of Common Stock authorized for issuance under the 2004 Plan.

        Concurrent with its approval of the increase in the total number of shares authorized for issuance under the 2004 Plan, the Compensation Committee also made the following modifications to the 2004 Plan:

  •
  To the extent that any stock options granted under the 2004 Plan expire at the end of their original term without having been exercised, the shares of Common Stock subject to such stock options will not be available for future issuance under the 2004 Plan.

  •
  If shares are used to pay the exercise price of a stock option, the shares subject to the stock option that were not delivered to the grantee will not be available for future issuance under the 2004 Plan.

        As of March 22, 2006, the total number of shares of Common Stock to be issued upon the exercise of outstanding options, warrants and rights granted under the Company's equity compensation plans (including the 2004 Plan) was 8,252,237, which is equal to approximately 13.7% percent of the Company's total issued and outstanding shares of Common Stock as of March 22, 2006.

Material Features of the 2004 Plan

        The following is a summary of the 2004 Plan. The following summary is qualified in its entirety by reference to the 2004 Plan, a copy of which is attached to the electronic copy of this proxy statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov).

        General.    The 2004 Plan provides for the grant of incentive stock options and non-qualified stock options (collectively, "Stock Options") and stock awards ("Stock Awards"). The 2004 Plan currently authorizes up to 9,700,000 shares of Common Stock for issuance, subject to adjustment in certain circumstances as discussed below. The stockholders are being asked to consider and approve an amendment which would, commencing on May 17, 2006, increase the number of shares of Common

Stock available for grants under the 2004 Plan by an additional 1,750,000 shares, so that a total of 11,450,000 shares may be issued for grants under the 2004 Plan. Of these additional 1,750,000 shares of Common Stock, only 600,000 shares may be issued pursuant to Stock Awards. If, prior to the end of their original term, Stock Options granted under the 2004 Plan terminate or are cancelled, forfeited, exchanged or surrendered without having been exercised, or if any Stock Awards are forfeited prior to the end of the applicable restriction period, the shares of Common Stock subject to such grants will again be available for future issuance under the 2004 Plan. Shares of Common Stock that were subject to Stock Options that expire at the end of their original term without being exercised and shares that were not issued pursuant to a Stock Option that was exercised through the use of shares are not available for future issuance under the 2004 Plan. The 2004 Plan also provides that the maximum aggregate number of shares of Common Stock that may be granted pursuant to Stock Options to any individual during a calendar year is 500,000 shares.

        Administration of the 2004 Plan.    The 2004 Plan is administered and interpreted by the Compensation Committee of the Board of Directors. The Compensation Committee has the sole authority to (i) determine the persons to whom Stock Options and/or Stock Awards may be granted under the 2004 Plan, (ii) determine the type, size and other terms and conditions of each grant, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, so long as no previously granted Stock Option is repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted Stock Option, unless the stockholders of the Company provide prior approval, and (v) deal with any other matters arising under the 2004 Plan.

        Grants.    All grants are subject to the terms and conditions set forth in the 2004 Plan and to those other terms and conditions consistent with the 2004 Plan as the Compensation Committee deems appropriate and as are specified in writing by the Compensation Committee to the designated individual (the "Grant Notice"). Grants under the 2004 Plan need not be uniform as among other recipients of the same type of grant.

        Eligibility for Participation.    All of the employees of the Company and its subsidiaries and advisors and consultants of the Company and its subsidiaries are eligible for grants under the 2004 Plan. The Compensation Committee determines which employees and consultants will receive grants under the 2004 Plan. Non-employee directors of the Company also are eligible to receive grants under the 2004 Plan. As of March 22, 2006, approximately 129 employees and seven non-employee directors were eligible for grants under the 2004 Plan; it is not possible to specify in advance the number of advisors and consultants who may be eligible for grants.

        Stock Options.    The Compensation Committee may grant Stock Options intended to qualify as incentive stock options ("ISOs") within the meaning of section 422 of the Code or so-called "non-qualified stock options" that are not intended to so qualify ("NQSOs") or any combination of ISOs or NQSOs. Non-employee directors, consultants and advisors only receive NQSOs.

        The Compensation Committee fixes the exercise price per share on the date of grant. The exercise price of any NQSO or ISO granted under the 2004 Plan may not be less than the fair market value of the underlying shares of Common Stock on the date of grant. The current measure of fair market value on a particular date is the closing sale price of a share of Common Stock as reported on the NASDAQ National Market on that date. However, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company, the exercise price per share of an ISO must be at least 110% of the fair market value of a share of Common Stock on the date of grant. To the extent that the aggregate fair market value of shares of Common Stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a grantee during any calendar year exceeds $100,000, such ISOs must be treated as NQSOs.

        The Compensation Committee determines the term of each Stock Option; provided, however, that the exercise period may not exceed ten years from the date of grant and, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company, the term may not exceed five years from the date of grant. The vesting period for Stock Options commences on the date of grant and ends on such date as is determined by the Compensation Committee, in its sole discretion, which is specified in the Grant Notice. A grantee may exercise a Stock Option by delivering notice of exercise to the Compensation Committee and pay the exercise price (i) in cash, (ii) with approval of the Compensation Committee, by delivering shares of Common Stock already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price, or through attestation to ownership of such shares, or (iii) by such other method as the Compensation Committee may approve. The grantee must pay, at the time of exercise, the exercise price and the amount of any applicable federal, state or local withholding tax due in connection with such Stock Option exercise at the time specified by the Compensation Committee.

        Formula Grants to Non-employee Directors.    Non-employee directors of the Company will automatically receive, without the exercise of discretion by the Compensation Committee, annual grants of NQSOs. Under the 2004 Plan, each non-employee director will receive a grant of a NQSO to purchase 15,000 shares of Common Stock immediately upon his or her first becoming a member of the Board of Directors (whether by election or appointment) and will receive a grant of a NQSO to purchase 10,000 shares of Common Stock upon their annual re-election to the Board. The date of grant of such annual grants will be the date of the Annual Meeting. The Board of Directors has the authority to determine the terms of these grants to non-employee directors. Generally, all NQSOs granted to non-employee directors are fully exercisable on the date of grant with an exercise price equal to the closing market price of the Company's Common Stock on the date of the grant. However, annual grants made prior to May 5, 2002 to non-employee directors vest over a four-year period. The Board of Directors may also grant NQSOs to non-employee directors in addition to the automatic grants described above. Currently, seven non-employee directors are entitled to receive automatic grants of NQSOs and are eligible to receive discretionary NQSO grants under the 2004 Plan.

        Stock Awards.    The Compensation Committee may issue shares of Common Stock under a Stock Award for such cash consideration, if any, as is determined by the Compensation Committee. Non-employee directors are not eligible for Stock Awards under the 2004 Plan. The number of shares of Common Stock granted to each grantee is determined by the Compensation Committee. The Grant Notice may provide for a period during which the Stock Award will remain subject to certain restrictions, including restrictions on transferability (the "Restriction Period"). During the Restriction Period, a grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Common Stock to which such Restriction Period applies, except to a successor grantee in the event of the grantee's death. Unless the Compensation Committee determines otherwise, if a grantee's employment terminates or if a grantee who is an advisor or consultant ceases to perform services for the Company during the Restriction Period, the Stock Award terminates with respect to all shares of Common Stock covered by the Stock Award as to which the restrictions have not lapsed, and those shares of Common Stock shall be forfeited by the grantee and, if issued, immediately returned to the Company. All restrictions imposed under the Stock Award lapse upon the expiration of the applicable Restriction Period. In addition, the Compensation Committee may determine as to any or all Stock Awards that all restrictions will lapse under such other circumstances as it deems appropriate. The grantee does not have the right to vote or receive dividends or other distributions in respect of any shares of Common Stock until the applicable Restriction Period has expired, unless the Compensation Committee provides otherwise in the Grant Notice. To ensure enforcement of the restrictions during the Restriction Period, the Company issues certificates for Stock Awards only when the applicable Restriction Period has lapsed.

        Amendment and Termination of the 2004 Plan.    The Board of Directors and, pursuant to authority delegated to the Compensation Committee by the Board of Directors, the Compensation Committee may amend or terminate the 2004 Plan at any time, subject to stockholder approval if required in order to comply with the Code, other applicable laws, applicable NASDAQ requirements, or the terms of the 2004 Plan. The 2004 Plan will terminate on February 4, 2014, unless terminated earlier by the Board of Directors or extended by the Board of Directors with approval of the stockholders.

        Amendment and Termination of Outstanding Grants.    A termination or amendment of the 2004 Plan that occurs after a grant is made will not result in the termination or amendment of the grant unless the grantee consents; provided, however, that the Compensation Committee may revoke any grant the terms of which are contrary to applicable law, or modify any grant to bring it into compliance with any then applicable government regulation. The Board of Directors cannot reprice, replace, or regrant any outstanding grant, unless the Company's stockholders consent. The termination of the 2004 Plan will not impair the power and authority of the Compensation Committee with respect to outstanding grants.

        Adjustment Provisions.    If there is any change in the number or kind of shares of Common Stock through the declaration of stock dividends, or through a recapitalization, stock split, or combination or exchange of such shares, or merger, recapitalization or consolidation of the Company, reclassification or change in the par value or by reason of any other extraordinary or unusual event, the number of shares of Common Stock available for grants, the limit on the number of Stock Options that may be granted to any individual under the 2004 Plan, the number of shares covered by outstanding grants, and the price per share may be appropriately adjusted by the Compensation Committee to reflect any increase or decrease in the number or kind of issued shares of Common Stock in order to preclude, to the extent practicable, the enlargement or dilution of the rights and benefits under such grants.

        Corporate Transactions/Change in Control of the Company.    In the event of a "Corporate Transaction," unless (i) outstanding Stock Options and Stock Awards are assumed by the successor or parent of the successor, (ii) replaced for shares of the capital stock of the successor or parent having comparable value and terms, (iii) replaced with a cash incentive option or stock that preserves the Stock Option spread or Stock Award value existing at the time of the transaction and provides for subsequent payout in accordance with the same terms and conditions of the Stock Option and Stock Award, (iv) the Stock Option and Stock Award is replaced by a grant under another incentive program which the Compensation Committee determines is reasonably equivalent in value, or (v) the vesting period under the Stock Option or the Stock Award is subject to other limitations imposed by the Compensation Committee at the time of grant, all outstanding Stock Options will automatically accelerate and become immediately exercisable and all restrictions with respect to Stock Awards will lapse.

        The 2004 Plan defines "Corporate Transaction" to mean the occurrence of either of the following stockholder-approved transactions to which the Company is a party: (i) a merger or consolidation in which more than 50% of the combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of more than 75% of the Company's assets in a single or related series of transactions. "Change in Control" is generally defined in the 2004 Plan as a change in ownership or control of the Company through (i) the acquisition of more than 30% of the combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board of Directors does not recommend such stockholders accept; or (ii) a change in the composition of the Board of Directors over a 24-month or shorter period such that a majority of the Board of Directors' members cease to continue as members subject to certain conditions described in the 2004 Plan.

        In the event of a grantee's cessation of services by reason of an "Involuntary Termination" within 36 months after a Corporate Transaction in which such grantee's outstanding Stock Options were assumed or replaced or Stock Awards were replaced, or within 36 months after a "Change in Control," each Stock Option (or replacements thereof) will automatically accelerate and become fully exercisable and all restrictions applicable to Stock Awards (or replacements thereof) will lapse. The Stock Option will remain exercisable until the earlier of the expiration of the Stock Option term or the one-year period after the date of the Involuntary Termination.

        The 2004 Plan defines "Involuntary Termination" to mean the termination of the service of any grantee of the Company or any successor thereto which occurs by reason of (i) such individual's involuntary dismissal or discharge by the Company or the successor thereto for reasons other than the commission of any act of fraud, embezzlement or dishonesty by the grantee, any unauthorized use or disclosure by such individual of confidential information or trade secrets of the Company or its successor, or any other intentional misconduct by such individual adversely affecting the business or affairs of the Company, or its successor in a material manner, or (ii) such individual's voluntary resignation, in either case following: (a) a change in his or her position with the Company or the successor thereto which materially reduces his or her level of responsibility, (b) a reduction in his or her level of compensation (including base salary, significant fringe benefits or any non-discretionary and objective-standard incentive payment or bonus award) by more than 10% in the aggregate, or (c) a relocation of such individual's place of employment by more than 50 miles, only if such change, reduction or relocation is effected by the Company or the successor thereto without the individual's consent.

        With respect to Stock Options granted to non-employee directors, upon the occurrence of a Corporate Transaction or upon Involuntary Termination of a non-employee director within 36 months following a Change in Control, each Stock Option of such non-employee director will automatically accelerate and become fully exercisable and will remain exercisable until the expiration of the option term or earlier surrender of such Stock Option.

        The foregoing provisions do not serve to limit the Compensation Committee's ability to take other actions with respect to outstanding Stock Options and Stock Awards, including acceleration of exercisability or vesting, under its broad discretionary authority under the 2004 Plan.

        Option and Stock Award Information.    As of March 22, 2006, Stock Awards representing an aggregate of 1,533,025 shares of Common Stock (net of cancellations) had been awarded under the 2004 Plan, of which 627,125 remain subject to restrictions under the 2004 Plan, and Stock Options to purchase an aggregate of 8,001,118 shares of Common Stock (net of cancellations) had been granted under the 2004 Plan, of which 4,792,872 were outstanding. If the amendment to the 2004 Plan to increase the number of shares authorized to be issued under the 2004 Plan is approved, the total number of shares of Common Stock that may be issued under the 2004 Plan will be 11,450,000 shares, of which 1,915,857 shares will be available for issuance under the 2004 Plan.

        No grants have been made under the 2004 Plan that are subject to stockholder approval at the Annual Meeting. Other than the automatic grants to non-employee directors, it is not possible at present to predict the number of grants that will be made or who will receive any such grants under the 2004 Plan after the Annual Meeting.

        The last sales price of the Company's Common Stock on March 22, 2006, was $73.31 per share.

        Federal Income Tax Consequences.    The following is a brief description of the U.S. federal income tax consequences generally arising with respect to grants that may be awarded under the 2004 Plan. This discussion is intended for the information of the stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the 2004 Plan.

        The grant of an ISO or NQSO will create no tax consequence for the grantee or the Company. A grantee will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction at that time. Upon exercising an NQSO, the grantee must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares received. The Company generally will be entitled to a deduction equal to the amount recognized as ordinary income by the grantee.

        A grantee's disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the grantee's tax basis in such shares (the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequence to the Company in connection with a disposition of shares acquired under an option, except that the Company will be entitled to a deduction (and the grantee will recognize ordinary income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods are satisfied.

        With respect to grants of Stock Awards under the 2004 Plan that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received less any amounts paid for the shares. The Company generally will be entitled to a deduction for the same amount. With respect to Stock Awards involving shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the time that the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee. A grantee may elect to be taxed at the time of receipt of the grant of such restricted shares rather than upon the lapse of the restriction on transferability or the substantial risk of forfeiture, but if the grantee subsequently forfeits the shares, the grantee would not be entitled to any tax deduction, including a capital loss, for the value of the shares on which the grantee previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty (30) days after the date of the grant.

        Section 162(m) of the Code generally disallows a public corporation's tax deduction for compensation paid to its chief executive officer and any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the corporation that pays it. The Company intends that Stock Options granted under the 2004 Plan by the Compensation Committee will qualify as "performance-based compensation." Stock Awards granted under the 2004 Plan will not qualify as "performance-based compensation."

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table gives information about the Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of December 31, 2005, including the 1987 Stock Option Plan (which expired in 1997) (the "1987 Plan"), the 2004 Plan and the 2000 Equity Compensation Plan for Employees and Key Advisors (the "2000 Plan").

Equity Compensation Plan Information

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance (Excludes Securities Reflected in Column (a))(2)
Equity compensation plans approved by stockholders	6,635,866	(3)	$42.85	156,744
Equity compensation plans not approved by stockholders(4)	3,880,175		$56.66	203,500

Total	10,516,041	(5)	$47.94	360,244	(6)

(1)
The foregoing does not include options assumed under the Anesta Corp. 1993 Stock Option Plan (the "Anesta Plan") as a result of our acquisition of Anesta Corp. in 2000. As of December 31, 2005, there were 64,438 shares of common stock subject to outstanding options under the Anesta Plan, with a weighted average exercise price of these options of $28.66 per share. No additional shares are reserved for issuance under the Anesta Plan.

(2)
The 2004 Plan permits the Board or the Compensation Committee of the Board to award stock awards to participants. Up to 12,409 of the shares remaining available for issuance under equity compensation plans approved by stockholders may be issued as restricted stock awards. Restricted stock awards are not permitted to be made under the terms of the 2000 Plan.

(3)
Includes awards covering 624,575 shares of unvested restricted stock that are outstanding under the 2004 Plan. Also includes 31,860 shares to be issued upon exercise of outstanding options granted under the 1987 Plan. There are no securities that remain available for grant under the 1987 Plan.

(4)
Issued under the 2000 Plan, which does not require the approval of, and has not been approved by, Cephalon stockholders.

(5)
As of March 22, 2006, the total number of securities to be issued upon exercise of outstanding options, warrants or rights was 8,252,237, which is equal to approximately 13.7 percent of the Company's total issued and outstanding shares of Common Stock as of March 22, 2006.

(6)
Does not include 1,750,000 additional shares that would be available for issuance if this Item 3 is approved.

2000 Equity Compensation Plan for Employees and Key Advisors

        On December 13, 2000, the Board adopted the 2000 Plan. The 2000 Plan has been amended several times since its adoption, most recently on July 25, 2002. The 2000 Plan provides that options may be granted to the Company's employees who are not officers or directors of the Company and consultants and advisors who perform services for the Company. At the time of its initial approval, the 2000 Plan was not submitted to, nor was it required to be submitted to, the Company's stockholders for approval. Amendments to the 2000 Plan, including amendments increasing the number of shares of Common Stock reserved for issuance under the 2000 Plan, also did not require approval of the Company's stockholders. In light of changes to the NASDAQ stockholder approval requirements for stock option plans, the Board has decided that it will not further increase the number of shares authorized for issuance under the 2000 Plan, but will continue to use any shares authorized for issuance under the 2000 Plan for future grants until the 2000 Plan expires according to its terms in 2010.

        The purpose of the 2000 Plan is to promote the Company's success by linking the personal interests of the Company's non-executive employees and consultants and advisors to those of the Company's stockholders and by providing grantees with an incentive for outstanding performance. The 2000 Plan currently authorizes the granting of NQSOs only. The 2000 Plan is administered and interpreted by the Compensation Committee of the Board. The Compensation Committee determines the individuals who will receive a NQSO grant under the 2000 Plan, the number of shares of Common Stock subject to the NQSO, the period during which the NQSO becomes exercisable, the term of the NQSO (but not to exceed 10 years from the date of grant) and the other terms and conditions of the NQSO consistent with the terms of the 2000 Plan. All of the NQSOs that are currently outstanding under the 2000 Plan become exercisable ratably over a four-year period beginning on the date of grant and expire ten years from the date of grant. The exercise price of a NQSO granted under the 2000 Plan will be determined by the Compensation Committee, but may not be less than the fair market value of the underlying stock on the date of grant. A grantee may exercise a NQSO granted under the 2000 Plan by delivering notice of exercise to the Compensation Committee and pay the exercise price (i) in cash, (ii) with approval of the Compensation Committee, by delivering shares of Common Stock already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price, or through attestation to ownership of such shares, or (iii) through such other method as the Compensation Committee may approve.

        The Board has the authority to amend or terminate the 2000 Plan at any time without stockholder approval. The 2000 Plan will terminate on December 12, 2010, unless it is terminated earlier by the Board or is extended by the Board. No amendment or termination of the 2000 Plan may adversely affect any option previously granted under the 2000 Plan without the written consent of the grantee, unless required by applicable law.

        The consequences described above under the description of the 2004 Plan with respect to a "Corporate Transaction/Change in Control of the Company" also apply to outstanding NQSOs under the 2000 Plan in the event of a Corporate Transaction or Change in Control.

Vote Required for Approval

        The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on this item is required for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted. Any abstentions will have the effect of votes against this item. Any broker non-votes will not have any effect on this item.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEM 3.

ITEM 4—RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2006

        The Board, on the recommendation of the Audit Committee, has reappointed PricewaterhouseCoopers LLP as our independent registered public accountants for the year ending December 31, 2006, and has further directed that management submit the selection of PwC as independent registered public accountants for ratification by the stockholders at the Annual Meeting. Stockholder ratification of the selection of PwC as the Company's independent registered public accountants is not required by Cephalon's bylaws, Delaware corporate law or otherwise. The Board has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of PwC as independent registered public accountants, the Board will reconsider whether to retain that firm for fiscal 2006.

        PwC has audited the Company's financial statements since their appointment in June 2002. Representatives of PwC are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

        The following table sets forth the aggregate fees billed by PwC to the Company for:

	2004	2005
Audit fees(1)	$1,855,078	$2,475,249
Audit-Related fees(2)	582,197	151,729
Tax fees(3)	1,242,894	513,390
All other fees(4)	0	97,780

TOTAL	$3,481,843	$3,238,148

(1)
Fees for professional services performed by PwC for the audit of the Company's annual financial statements and review of financial statements included in the Company's 10-Q filings, and services that are normally provided in connection with statutory regulatory filings or other engagements, including related to acquisitions and capital-raising transactions.

(2)
Fees for assurance and related services performed by PwC that are reasonably related to the performance of the audit or review of the Company's financial statements. This includes: employee benefit and compensation plan audits; due diligence related to mergers and acquisitions; attestations by PwC that are not required by statute or regulation; and advice on financial accounting/reporting standards.

(3)
Fees for professional services performed by PwC with respect to tax compliance ($368,936 in 2004 and $36,891 in 2005) and tax advice ($873,958 in 2004 and $476,499 in 2005). This includes preparation of original and amended tax returns for the Company and its consolidated subsidiaries; refund claims; payment planning; tax audit assistance; and tax work stemming from "Audit-Related" items.

(4)
Fees for other permissible work performed by PwC that does not meet the above category descriptions.

        The Audit Committee's policy is to pre-approve the engagement of PwC to render all audit and tax-related services for the Company, as well as any changes to the terms of the engagement. The Audit Committee will also pre-approve all non-audit related services proposed to the provided by the Company's independent auditors. The Audit Committee reviews the terms of the engagement, a description of the engagement, and a budget for the engagement. The request for services must be specific as to the particular services to be provided. Requests are aggregated and submitted to the Audit Committee in one of the following ways: requesting approval of services at a meeting of the Audit Committee, through a written consent or by a designated member of the Audit Committee.

        The affirmative vote of the holders of a majority of the Common Stock represented at the Annual Meeting is required for ratification of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEM 4.

OTHER MATTERS

        The Board is not aware of any matters not set forth herein that may come before the meeting. If, however, further business properly comes before the meeting in accordance with the Company's bylaws, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment on such matters. The chairman of the meeting may refuse to allow the transaction of any business not presented, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

ADDITIONAL INFORMATION

"Householding" of Proxy Materials

        Cephalon has adopted a method of delivery for its proxy statement and annual report called "householding" to stockholders. Under this method, the Company delivers only one copy of the proxy materials to one or more stockholders who share the same last name and address (and do not participate in electronic delivery), unless such stockholders have notified the Company that they wish to continue to receive multiple copies. Cephalon adopted the householding method to reduce the amount of duplicative material that its stockholders receive and to lower printing and mailing costs. Householding is in effect for the 2006 Annual Meeting of Stockholders and will remain in effect for all future Annual Meetings.

        If you are a registered stockholder who previously received multiple copies and wish to continue to receive multiple copies of the Company's proxy materials at the same address, additional copies will be provided to you upon request. You may request multiple copies by notifying the Company in writing or verbally that you wish to opt out of the householding program at Investor Relations, Cephalon, Inc., 41 Moores Road, Frazer, Pennsylvania 19355, (610) 738-6376. You may opt out of householding at any time prior to 30 days prior to the mailing of proxy materials in April of each year. If you own the Company's common stock in nominee name (such as through a broker), please notify your broker if you wish to continue to receive multiple copies of the proxy materials.

Proxy Solicitation Costs

        In addition to the use of the mails, proxies may be solicited by telephone by officers, directors and a small number of regular employees of the Company who will not be specially compensated for such services. The Company also has requested banks, brokers and other custodians, nominees and fiduciaries to solicit proxies from beneficial owners, where appropriate, and will reimburse such persons for reasonable expenses incurred in that regard.

Advance Notice Provisions

        Under the Company's bylaws, no business may be brought before an Annual Meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Secretary of the Company not earlier than the close of business on the one hundred and twentieth day nor later than the close of business on the ninetieth day prior to the first anniversary of the preceding year's Annual Meeting. In addition, any stockholder who wishes to submit a nomination to the Board must deliver written notice of the nomination with this time period and comply with the information requirements in the bylaws relating to stockholder nominations. See "Governance of the Company—How does the Board select nominees for the Board?" for additional information about stockholder nominations. These requirements are separate from and in addition to requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement.

Stockholder Proposals for the 2007 Annual Meeting

        Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Stockholders in 2007 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Secretary of the Company at its offices at 41 Moores Road, Frazer, PA 19355, no later than December 7, 2006.

Annual Report on Form 10-K

        The Company will furnish without charge to each person whose proxy is being solicited, upon the request of such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, including the financial statements and schedules thereto, but excluding exhibits. Requests for copies of such report should be directed to Investor Relations, Cephalon, Inc., 41 Moores Road, Frazer, Pennsylvania 19355, (610) 738-6376. The Annual Report on Form 10-K is being mailed with this proxy statement, but does not constitute a part of this proxy statement.

                      By Order of the Board of Directors,

                      JOHN E. OSBORN
                      Secretary

Frazer, Pennsylvania
April 11, 2006

ANNEX A

CEPHALON, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

1.     PURPOSE

        The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  (a)
  Serve as an independent and objective party to monitor the integrity of the Company's financial reporting process, the audits of its financial statements and systems of internal controls within its finance, accounting and legal compliance functions.

  (b)
  Oversee and monitor the independence and performance of the Company's independent auditors and internal auditing function ("Internal Audit").

  (c)
  Provide an open avenue of communication among the independent auditors, financial and senior management, the Board of Directors and Internal Audit.

        Consistent with these duties and functions, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

        The Audit Committee has the authority to retain at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties and responsibilities. In addition, the Audit Committee has the authority to conduct any investigation it deems necessary in fulfilling its duties and responsibilities.

2.     COMPOSITION

        The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be a non-executive director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. The Audit Committee members also shall meet the independence, financial literacy and other requirements of all applicable rules and regulations of the Securities and Exchange Commission and of the principal market(s) or automated quotation system (e.g., Nasdaq) on which the Company's securities are traded or quoted (the "Exchanges").

        Each member of the Audit Committee shall be able to read and understand financial statements, including a company's balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in that member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        The members of the Audit Committee shall be elected by the Board following the annual meeting of the Stockholders and shall serve until their successors shall be duly elected and qualified. The Chair of the Audit Committee shall be elected by the Board.

3.     MEETINGS

        The Audit Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. Minutes of each meeting shall be prepared and sent to Audit Committee members and to all members of the Company's Board. Copies of the minutes are to be provided to the independent auditors. As part of its job to foster open communication, the Audit Committee should meet privately in executive session at least annually with management, the director of the Internal Audit, the independent auditors, and as a Committee to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or at least its Chair should meet with the independent auditors and management quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

4.     RESPONSIBILITES

        The Audit Committee's primary responsibility is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. In addition, the Audit Committee recognizes that financial management, including the Internal Audit staff, as well as the independent auditors, have more time, knowledge and more detailed information on the Company than do Audit Committee members; consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

        To fulfill its responsibilities the Audit Committee shall:

  (a)
  Documents/Reports Review

  1.
  Review and update this Charter periodically, at least annually, as conditions dictate. Submit this Charter to the Board of Directors for approval and publish it in accordance with all applicable rules and regulations of the Securities and Exchange Commission and the Exchanges.

  2.
  Review and discuss with management and the independent auditors the Company's annual audited financial statements and any reports or other financial information submitted to any governmental body, or to the public, including the Company's Annual Report on Form 10-K and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained therein, prior to filing or distribution, including any certification, report, opinion, or review rendered by the independent auditors on the consolidated financial statements

  3.
  Review and discuss with management and the independent auditors the Company's quarterly consolidated financial results prior to the release of earnings, and the Company's quarterly consolidated financial statements on Form 10-Q, including "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained therein, prior to filing or distribution. Discuss any significant changes to the Company's accounting principles with management and any items required to be communicated by the independent auditors in accordance with SAS 61.

  4.
  Review the Company's quarterly earnings press releases (paying particular attention to any use of "pro forma," or "as adjusted" non-GAAP, information), as well as any earnings guidance released publicly.

  (b)
  Independent Auditors

  1.
  Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and the independent auditor shall be required to report directly to the Audit Committee.

    2.
    Review the independence and performance of the independent auditors. The independent auditors are ultimately accountable to the Board and the Audit Committee as representatives for the Company's stockholders.

    3.
    Be responsible for insuring its receipt from the independent auditors of a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Statement No. 1, and for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditors.

    4.
    Review the independent auditors' audit plan and general audit approach.

    5.
    Prior to releasing the year-end earnings, discuss the results of the audit with management and the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

    6.
    Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements that have come to the independent auditor's attention during the course of their audit.

  (c)
  Financial Reporting Processes

  1.
  In consultation with management, the independent auditors and Internal Audit, review the integrity of the organization's financial reporting processes and controls. Discuss with management significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review the regular internal reports to management prepared by Internal Audit and management's response.

  2.
  Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial statements.

  3.
  Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the Internal Audit department.

  (d)
  Process Improvement

  1.
  Establish and maintain regular and separate systems of reporting to the Audit Committee by each of management, the independent auditors and the Internal Audit department regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

  2.
  Following completion of the annual audit, review separately with each of management, the independent auditors and the Internal Audit department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  3.
  Review any significant disagreement among management and the independent auditors or the Internal Audit department in connection with the preparation of the financial statements.

    4.
    Review with the independent auditors, the Internal Audit department and management, the extent to which changes or improvements in financial or accounting practices have been implemented.

  (e)
  Ethical and Legal Compliance

  1.
  Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report shall be included in the Company's annual Proxy Statement.

  2.
  Review and update periodically the Company's Code of Conduct and Code of Ethics for Financial Officers (together, the "Policies") and ensure that management has established a system to enforce these Policies.

  3.
  Review management's monitoring of the Company's compliance with the Policies, and ensure that management has the proper review system in place for determining that the Company's financial statements, reports and other financial information disseminated to the Securities and Exchange Commission and the public satisfy legal requirements.

  4.
  Be directly responsible for the oversight of the work of the Internal Audit Department, including the review of their activities, organizational structure and qualifications.

  5.
  Periodically review, with the Company's counsel or Compliance Officer, legal compliance matters including corporate securities trading policies. At its discretion, the Board may determine to conduct the periodic review of legal compliance matters at the Board level, in lieu of, or in addition to, any review of such matters by the Audit Committee.

  6.
  Review with the Company's counsel any legal matter that could have a significant impact on the Company's financial statements.

  7.
  Review and, if acceptable, approve any transactions involving the Company in which a director or officer has a material interest within the meaning of applicable rules and regulations of the Securities and Exchange Commission.

  8.
  Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  9.
  Determine the appropriate funding by the Company for the payment of: (i) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, (ii) compensation to the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and (iii) compensation to any special legal, accounting, or other consultants or experts employed by the Audit Committee as deemed necessary in the performance of the Audit Committee's duties and responsibilities. The Company shall provide such appropriate funding, as determined by the Audit Committee, for these payments.

  10.
  Annually perform a self-evaluation of the Audit Committee's performance, considering responsiveness to this Charter, effectiveness of relationships and communications with management, the independent auditors, the Internal Audit department, and the Board of Directors.

  11.
  Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

[FORM OF PROXY CARD]

PROXY	PROXY

CEPHALON, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 17, 2006

        The undersigned hereby appoints Frank Baldino, Jr., Ph.D., and John E. Osborn, or either one of them acting singly in the absence of the other, with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Cephalon, Inc. to be held on May 17, 2006, and any postponements or adjournments thereof, to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on any other matters properly brought before the Annual Meeting of Stockholders to be held on May 17, 2006 or any postponements or adjournments thereof, all as set forth in the proxy statement dated April 11, 2006.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CEPHALON, INC.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Please mark ☒ your votes as indicated in this example

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE:

  •
  FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR;

  •
  FOR THE APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE;

  •
  FOR THE APPROVAL OF AMENDMENT TO THE 2004 EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE; AND

  •
  FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2006.

		FOR all nominees		WITHHOLD for all nominees
1.	ELECTION OF DIRECTORS	☐		☐
Nominees: Frank Baldino, Jr., Ph.D., William P. Egan, Martyn D. Greenacre, Vaughn M. Kailian, Charles A. Sanders, M.D., Gail R. Wilensky, Ph.D. and Dennis L. Winger
WITHHOLD for the following only: (In the space below, write in the name of the nominee(s) for whom you wish to WITHHOLD)
		FOR	WITHHOLD	ASBTAIN
2.	APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE	☐	☐	☐
		FOR	WITHHOLD	ASBTAIN
3.	APPROVAL OF AMENDMENT TO THE 2004 EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE	☐	☐	☐
		FOR	WITHHOLD	ASBTAIN
4.	RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2006	☐	☐	☐
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

I PLAN TO ATTEND MEETING ☐

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, WHEN A DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED AT THE MEETING FOR ALL NOMINEES NAMED IN ITEM 1 AND FOR EACH OTHER ITEM AND WILL GRANT AUTHORITY TO THE PROXYHOLDER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF CEPHALON, INC.
Signature(s)	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF THREE WAYS:

1.
VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.
Call toll-free in the U.S. or Canada at 1-800-690-6903 on a touch-tone telephone
OR
	2.	VOTE BY INTERNET:
Log-on to www.proxyvote.com Enter your control number printed below Vote your proxy by checking the appropriate boxes
OR
3.
VOTE BY MAIL: If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided or return it to Cephalon, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card

Attachment 1

CEPHALON, INC.

1995 EQUITY COMPENSATION PLAN

As Amended and Restated, Effective as of March 28, 2003

        The purpose of the Cephalon, Inc. 1995 Equity Compensation Plan (the "Plan") is to provide (i) designated employees of Cephalon, Inc. (the "Company") and its subsidiaries, (ii) certain consultants and advisors who perform valuable services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board"), with the opportunity to receive grants of incentive stock options, nonqualified stock options and stock awards, as set forth herein. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

        1.    Administration

          (a)    Committee.    The Plan shall be administered by a committee, which may consist of "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and related Treasury regulations and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, the Board may ratify or approve any grants as it deems appropriate.

          (b)    Committee Authority.    The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, so long as no previously granted option is repriced, replaced, or regranted through cancellation, or by lowering the option exercise price of a previously granted option, unless the shareholders of the Company provide prior approval, and (v) deal with any other matters arising under the Plan. Notwithstanding the foregoing, non-employee members of the Board shall be eligible to receive only nonqualified stock options pursuant to the provisions of Section 6 hereof.

          (c)    Committee Determinations.    The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

        2.    Grants

        Awards under the Plan may consist of grants of incentive stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 ("Nonqualified Stock Options") (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as "Options") grants or Nonqualified Stock Options to non-employee members of the Board as described in Section 6 and stock awards as described in Section 7 ("Stock Awards") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to

1

such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the "Grant Instrument"). The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

        3.    Shares Subject to the Plan

          (a)    Shares Authorized.    Subject to adjustment as described below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 4,700,000 shares (and, (i) effective February 1, 2002, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 1,200,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 5,900,000 shares; provided, however, that no more than 100,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards, and (ii) effective February 6, 2003, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 2,500,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 8,400,000 shares; provided, however, that no more than 100,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards). The maximum aggregate number of shares of Company Stock that shall be subject to Grants of Options made under the Plan to any individual during any calendar year shall not exceed 500,000 shares, subject to adjustment as described below. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan. If shares of Company Stock are used to pay the exercise price of an Option, only the net number of shares received by the grantee pursuant to such exercise shall be considered to have been issued or transferred under the Plan with respect to such Option, and the remaining number of shares subject to the Option shall again be available for purposes of the Plan.

          (b)    Adjustments.    If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

2

        4.    Eligibility for Participation

          (a)    Eligible Persons.    All employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan; provided, however, that Non-Employee Directors may only receive Nonqualified Stock Options pursuant to Section 6. Consultants and advisors who perform services for the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company's securities.

          (b)    Selection of Grantees.    The Committee shall select the Employees and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Grants to Non-Employee Directors shall be governed by Section 6. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees".

          (c)    Prospective Employees and Key Advisors.    Option and Stock Awards may be granted to a prospective Employee or Key Advisor conditioned upon, and the date of grant shall be no earlier than, the date such person becomes an Employee or Key Advisor.

        5.    Granting of Options

          (a)    Number of Shares.    Subject to the limitations set forth in Section 3(a) and except as provided in Section 6, the Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

          (b)    Type of Option and Price.

            (i)    The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

            (ii)   The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

            (iii)  If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial

3

    reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

          (c)    Option Term.    The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

          (d)    Exercisability of Options.    Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may impose such additional restrictions or conditions on the exercisability of Options or on the shares of Company Stock issuable upon exercise of the Options as it shall determine and specify in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

          (e)    Exercise of Options.    A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (x) in cash, (y) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, or (z) to the extent permitted by applicable law, by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 8) as specified by the Committee.

          (f)    Limits on Incentive Stock Options.    Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, within the meaning of section 424(f) of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary.

        6.    Option Grants to Non-Employee Directors

        A Non-Employee Director shall be entitled to receive Nonqualified Stock Options in accordance with this Section 6.

          (a)    Initial Grant.    Each Non-Employee Director who first becomes a member of the Board after February 1, 1995, will receive a grant of a Nonqualified Stock Option to purchase 15,000 shares of Company Stock, immediately upon his or her becoming a member of the Board, according to such terms as the Board, in its sole discretion, may deem appropriate.

          (b)    Annual Grants.    On each date that the Company holds its annual meeting of stockholders, commencing with the 1995 calendar year, each Non-Employee Director in office immediately after the annual election of directors (including any directors first elected at such meeting) will receive a grant of a Nonqualified Stock Option to purchase 10,000 shares of Company Stock according to such terms as the Board, in its sole discretion, may deem appropriate. The date of grant of such annual Grants shall be the date of such annual meeting of stockholders.

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          (c)    Discretionary Grants.    In addition to the grants provided under Sections 6(a) and 6(b), Non-Employee Directors shall be eligible to receive grants of Nonqualified Stock Options under the Plan at such times, in such amounts and according to such terms as the Board, in its sole discretion, may deem appropriate.

          (d)    Acceleration.    Upon the occurrence of a Corporate Transaction (as defined in Section 10) or upon Involuntary Termination (as defined in Section 10) of a director within thirty-six (36) months following a Change in Control (as defined in Section 10), each Nonqualified Stock Option of such director shall automatically accelerate and become fully exercisable as to all shares subject to such option and shall remain exercisable until the expiration of the option term or earlier surrender of such option.

          (e)        Except as otherwise provided in this Section 6, the Nonqualified Stock Options granted to Non-Employee Directors shall be subject to the provisions of this Plan applicable to Nonqualified Stock Options granted to other persons.

        7.    Stock Awards

        The Committee may issue or transfer shares of Company Stock to an Employee, or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

          (a)    General Requirements.    Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for such cash consideration, if any, and subject to such restrictions, if any, as determined by the Committee. The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Stock Award will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

          (b)    Number of Shares.    Subject to the limitations set forth in Section 3(a), the Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

          (c)    Requirement of Employment or Service.    If the Grantee ceases to be employed by, or provide service to, the Company or any of its subsidiaries or any other entity owned or controlled by the Company, during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the award as to which the restrictions have not lapsed, and those shares of Company Stock shall be immediately forfeited and returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

          (d)    Restrictions on Transfer and Legend on Stock Certificate.    During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of the Stock Award except to a Successor Grantee under Section 9(a). Each certificate for Stock Awards shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for Stock Awards until all restrictions on such shares have lapsed.

          (e)    Right to Vote and to Receive Dividends.    Except as otherwise determined by the Committee and specified in the Grant Instrument, during the Restriction Period, the Grantee shall

5

  not have the right to vote shares subject to Stock Awards or to receive any dividends or other distributions paid on such shares, until all restrictions on such shares have lapsed.

          (f)    Lapse of Restrictions.    All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

        8.    Withholding of Taxes

          (a)    Required Withholding.    All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

          (b)    Election to Withhold Shares.    If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to a Grant by having shares withheld up to an amount that does not exceed the Grantee's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

        9.    Transferability of Grants

          (a)    Nontransferability of Grants.    Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

          (b)    Transfer of Nonqualified Stock Options.    Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

        10.    Certain Corporate Transactions and Changes of Control

          (a)    Change of Control.    As used in Section 10(d) below, a "Change of Control" shall be deemed to have occurred if there is a change in ownership or control of the Company effected through either of the following transactions:

            (i)    the direct or indirect acquisition by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than thirty percent (30%) of the combined voting power of the Company's outstanding securities pursuant to a tender or

6

    exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

            (ii)   a change in the composition of the Board over a period of twenty-four (24) months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (x) have been Board members continuously since the beginning of such period, or (y) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (x) who were still in office at the time such election or nomination was approved by the Board.

          (b)    Corporate Transaction.    As used in Section 10(d) below, "Corporate Transaction" shall mean either of the following stockholder-approved transactions to which the Company is a party:

            (i)    a merger or consolidation in which securities possessing more than fifty percent (50%) of the combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

            (ii)   the sale, transfer or other disposition of more than 75% of the Company's assets in a single or related series of transactions.

          (c)    Involuntary Termination.    As used in Section 10(d) below, "Involuntary Termination" shall mean the termination of the service of any Grantee of the Company or any successor thereto which occurs by reason of:

            (i)    such individual's involuntary dismissal or discharge by the Company or the successor thereto for reasons other than Misconduct (as defined below), or

            (ii)   such individual's voluntary resignation, in either case following:

              (A)  a change in his or her position with the Company or the successor thereto which materially reduces his or her level of responsibility,

              (B)  a reduction in his or her level of compensation (including base salary, significant fringe benefits or any non-discretionary and objective-standard incentive payment or bonus award) by more than ten percent (10%) in the aggregate; or

              (C)  a relocation of such individual's place of employment by more than fifty (50) miles, only if such change, reduction or relocation is effected by the Company or the successor thereto without the individual's consent.

        For purposes of this definition, the term "Misconduct" means the commission of any act of fraud, embezzlement or dishonesty by the Grantee, any unauthorized use or disclosure by such individual of confidential information or trade secrets of the Company or its successor, or any other intentional misconduct by such individual adversely affecting the business or affairs of the Company or its successor in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company or its successor may consider as grounds for the dismissal or discharge of any Grantee or its successor.

          (d)    Consequences of Certain Corporate Transactions and Changes of Control

            (i)    In the event of any Corporate Transaction, each Option which is at the time outstanding under this Plan and each Stock Award to which the restrictions have not lapsed shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such Option and may

7

    be exercised for all or any portion of such shares as fully-vested shares and all restrictions applicable to the shares of Common Stock subject to such Stock Award shall lapse. However, the vesting of an outstanding Grant under this Plan shall not so accelerate nor shall the restrictions so lapse if and to the extent:

              (A)  such Grant is, in connection with such Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with an option or stock award for shares of the capital stock of the successor corporation or parent thereof having comparable value and terms;

              (B)  such Grant is to be replaced with a cash incentive option or award of the successor corporation which preserves the Option spread or Stock Award value existing at the time of such Corporate Transaction and provides for subsequent payout in accordance with the same terms and conditions, including without limitation, the same vesting schedule applicable to such Grant;

              (C)  such Grant is to be replaced by a grant under another incentive program which the Committee determines is reasonably equivalent in value; or

              (D)  the acceleration of the vesting period under such Option or the lapse of restrictions with respect to such Stock Award is subject to other limitations imposed by the Committee at the time of the Grant. The determination of comparability under clauses 10(d)(i)(A), (B) or (C) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

            (ii)   Upon a Grantee's cessation of service by reason of an Involuntary Termination within thirty-six (36) months after a Corporate Transaction in which his or her outstanding options or grants are assumed or replaced pursuant to clause 10(d)(i)(A), (B) or (C) above, each such option or grant under clause 10(d)(i)(A) shall automatically accelerate and become fully exercisable and all restrictions applicable to such grants shall lapse, with respect to the total number of shares of stock at the time subject to such option or grant and the cash incentive program under clause 10(d)(i)(B) or other incentive program under clause 10(d)(i)(C) shall become fully vested. In addition, upon a Grantee's cessation of service by reason of an Involuntary Termination within 36 months after a Change of Control, each Option shall automatically accelerate and become fully exercisable and all restrictions applicable to Stock Awards shall lapse, with respect to the total number of shares of Company Stock at the time subject to such Grant. The Option as so accelerated shall remain exercisable until the earlier of the expiration of the option term or the expiration of the one (1)-year period measured from the date of such Involuntary Termination.

            (iii)  Immediately following the consummation of a Corporate Transaction, all outstanding Grants under this Plan shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent company.

            (iv)  Each outstanding Grant under this Plan that is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the Grantee, upon consummation of such Corporate Transaction, had (in the case of an Option) such person exercised the Option immediately prior to such Corporate Transaction. In the case of an Option, appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of shares available for issuance under the Plan on both an aggregate and participant basis following the consummation of such Corporate Transaction shall be appropriately adjusted.

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            (v)   The provisions of Section 10(d)(i) shall not operate as a limitation on the Committee's discretionary authority, exercisable either at the time of the Grant or at any time while the Grant remains outstanding, to provide for the automatic acceleration of one or more outstanding Options, or the lapse of all restrictions applicable to a Stock Award upon the occurrence of any change in the Company's organization, ownership or structure not otherwise within the definition of a Corporate Transaction or a Change of Control. The Committee also shall have full power and authority to condition any such option acceleration, restriction lapse and the termination of any outstanding repurchase rights upon the Grantee's cessation of service by reason of an Involuntary Termination within a specified period following any such event. Any Options accelerated in connection with any such event shall remain fully exercisable until the expiration or sooner termination of the option term or the surrender of such option.

            (vi)  The acceleration or substitution of Grants under this Section 10 shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            (vii) The portion of any Incentive Stock Option accelerated under this Section 10(d) in connection with a Corporate Transaction or Change of Control intended to comply with section 424 of the Code shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the dollar limitation specified in Section 5(f) is not exceeded. To the extent such dollar limitation is exceeded, such option shall be exercisable as a nonqualified stock option under the Federal tax laws.

        11.    Limitations on Issuance or Transfer of Shares.

        No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

        12.    Amendment and Termination of the Plan

          (a)    Amendment.    The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required in order to comply with the Code or other applicable laws, or to comply with applicable stock exchange requirements.

          (b)    Termination of Plan.    The Plan shall terminate on the day immediately preceding the tenth anniversary of its Original Effective Date (as defined below), unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

          (c)    Termination and Amendment of Outstanding Grants.    A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 18(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 18(b) or may be amended by agreement of the Company and the Grantee

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  consistent with the Plan, so long as no previously granted Option is repriced, replaced, or regranted through cancellation, or by lowering the Exercise Price of a previously granted Option, unless the shareholders of the Company provide prior approval.

          (d)    Governing Document.    The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

        13.    Funding of the Plan

        This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

        14.    Rights of Participants

        Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

        15.    No Fractional Shares

        No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        16.    Headings

        Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

        17.    Effective Date of the Plan.

        Subject to approval by the Company's shareholders, the Plan, as hereby amended and restated, shall be effective as of March 28, 2003. The original effective date of the Plan was February 1, 1995 (the "Original Effective Date").

        18.    Miscellaneous

          (a)    Grants in Connection with Corporate Transactions, Changes of Control and Otherwise.

        Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or Stock Award grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

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          (b)    Compliance with Law.    The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of section 162(m) of the Code, and section 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 162(m) or 422 of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation, so long as no previously granted Option is repriced, replaced, or regranted through cancellation, or by lowering the Exercise Price of a previously granted Option, unless the shareholders of the Company provide prior approval. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

          (c)    Governing Law.    The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws provisions thereof.

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AMENDMENT 2004-1

TO THE

CEPHALON, INC.

1995 EQUITY COMPENSATION PLAN

        1.     Effective as of February 5, 2004, the name of the Plan shall be changed to the "Cephalon, Inc. 2004 Equity Compensation Plan" and all references in the Plan to the "Cephalon, Inc. 1995 Equity Compensation Plan" shall be revised accordingly.

        2.     Effective as of February 5, 2004, subject to the approval of the Company's stockholders, the first sentence of Section 3(a) of the Plan shall be amended in its entirety to read as follows:

    "Subject to adjustment as described below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 4,700,000 shares and, (i) effective February 1, 2002, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 1,200,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 5,900,000 shares; provided, however, that no more than 100,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards, (ii) effective February 6, 2003, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 2,500,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 8,400,000 shares; provided, however, that no more than 100,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards, and (iii) effective February 5, 2004, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 1,300,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 9,700,000 shares; provided, however, that no more than 500,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards."

        3.     Effective as of February 5, 2004, subject to the approval of the Company's stockholders, Section 12(b) of the Plan shall be amended in its entirety to read as follows:

    "(b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of February 5, 2004, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders."

        4.     As thus amended, the Plan is hereby ratified, republished and reconfirmed and said Plan and this amendment thereto hereby constitute the Plan.

AMENDMENT 2006-1

TO THE

CEPHALON, INC.

2004 EQUITY COMPENSATION PLAN

        WHEREAS, Cephalon, Inc. (the "Company") maintains the Cephalon, Inc. 2004 Equity Compensation Plan (the "Plan") for the benefit of its eligible employees, certain consultants and advisors who perform services for the Company, and non-employee members of the Company's Board of Directors (the "Board");

        WHEREAS, pursuant to Section 12(a) of the Plan, the Board may amend the Plan at any time;

        WHEREAS, pursuant to Section 141 of the Delaware General Corporation Law, the Board has delegated its authority to amend or modify any of the Company's existing equity compensation plans, including the Plan, to the Stock Option and Compensation Committee of the Board of Directors (the "Committee"), as more fully described in Section III of the Committee's charter;

        WHEREAS, the Committee desires to amend the Plan to increase, by an additional 1,750,000 shares, the aggregate number of shares of Company common stock ("Company Stock") authorized for issuance under the Plan, so that a total of 11,450,000 shares of Company Stock are authorized for issuance under the Plan, and to provide that no more than 600,000 of these additional 1,750,000 shares of Company Stock may be issued pursuant to stock awards under the Plan; and

        WHEREAS, the Committee also desires to amend the Plan to provide that certain previously issued shares that are returned to the Company will not again be available for issuance as future grants under the Plan.

        NOW, THEREFORE, in accordance with the foregoing, effective as of May 17, 2006, the Plan shall be amended as follows:

        1. Section 3(a) of the Plan shall be amended in its entirety to read as follows, with Section 3(a)(1) subject to the approval of the Company's stockholders:

          "(1) Shares Authorized.    Subject to adjustment as described below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 4,700,000 shares and, (i) effective February 1, 2002, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 1,200,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 5,900,000 shares; provided, however, that no more than 100,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards; (ii) effective February 6, 2003, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 2,500,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 8,400,000 shares; provided, however, that no more than 100,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards; (iii) effective February 5, 2004, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 1,300,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 9,700,000 shares; provided, however, that no more than 500,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards; and (iv) effective May 17, 2006, the aggregate number of shares of Company stock that may be issued or transferred under the Plan shall be increased by 1,750,000 shares to that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 11,450,000 shares; provided, however, that no more than 600,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards.

          (2) Annual Individual Maximum. The maximum aggregate number of shares of Company Stock that shall be subject to Grants of Options made under the Plan to any individual during any calendar year shall not exceed 500,000 shares, subject to adjustment as described below.

          (3) Source of Shares for Issuance. Shares issuable pursuant to the exercise of Options and the grant of Stock Awards may be delivered out of the authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan.

          (4) Expiration of Options; Canceled, Forfeited, Exchanged, Surrendered Options. With respect to Options granted under the Plan that expire at the end of their original term without having been exercised, the shares of Company Stock subject to such Options will not be available for future issuance or transfer under the Plan. With respect to Options granted under the Plan that terminate or are canceled, forfeited, exchanged or surrendered without having been exercised prior to the end of their original term, or any Stock Awards that are forfeited prior to the end of the applicable Restriction Period (as defined in Section 7), the shares of Company Stock subject to such Grants shall again be available for future issuance or transfer under the Plan."

        2. As thus amended, the Plan is hereby ratified, republished and reconfirmed and said Plan and this amendment thereto hereby constitute the Plan.

        IN WITNESS WHEREOF, and as evidence of the adoption of Amendment 2006-1 to the Plan as set forth herein, the Committee has caused this Amendment 2006-1 to be executed this 31st day of January 2006.

CEPHALON, INC.
By:	/s/ CARL A. SAVINI
Title:	Senior Vice President, Chief Administrative Officer

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CEPHALON, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On May 17, 2006
EACH STOCKHOLDER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, OR OTHERWISE VOTE VIA THE INTERNET OR BY TELEPHONE IN THE MANNER DESCRIBED ON THE PROXY CARD. IF A STOCKHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.
TABLE OF CONTENTS
CEPHALON, INC. 41 Moores Road Frazer, PA 19355
PROXY STATEMENT
ABOUT THE MEETING
GOVERNANCE OF THE COMPANY
REPORT OF THE AUDIT COMMITTEE
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
STOCK OWNERSHIP AND PERFORMANCE
ITEM 1—ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTORS.
ITEM 2—APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEM 2.
ITEM 3—APPROVAL OF AMENDMENT TO 2004 EQUITY COMPENSATION PLAN, AS AMENDED, TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE
Equity Compensation Plan Information
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEM 3.
ITEM 4—RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2006
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEM 4.
OTHER MATTERS
ADDITIONAL INFORMATION
CEPHALON, INC. AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER